EXHIBIT 4.1

OPTEUM MORTGAGE ACCEPTANCE CORPORATION

Depositor,

[NAME OF MASTER SERVICER]

Master Servicer,

and

[NAME OF TRUSTEE],

Trustee

POOLING AND SERVICING AGREEMENT
Dated as of _____________1, 20__

Mortgage Pass-Through Certificates
Series 20__-__

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

SECTION 1.01.         Defined Terms...................................

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.02.         Acceptance of the Trust Fund by the Trustee..............
SECTION 2.03.         Representations, Warranties and Covenants of the Master  Servicer and the Depositor....
SECTION 2.04.         Representations and Warranties of the Seller; Repurchase  and Substitution.............
SECTION 2.05.         Issuance of Certificates Evidencing Interests in the Trust  Fund.........
SECTION 2.06.         Purposes and Powers of the Trust................

ARTICLE III ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.         Master Servicer to Act as Master Servicer...........
SECTION 3.02.         Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.....................
SECTION 3.03.         Successor Sub-Servicers.......
SECTION 3.04.         Liability of the Master Servicer.............
SECTION 3.05.         No Contractual Relationship Between Sub-Servicers and  Trustee or Certificateholders...
SECTION 3.06.         Assumption or Termination of Sub-Servicing Agreements by  Trustee......................
SECTION 3.07.         Collection of Certain Mortgage Loan Payments..........
SECTION 3.08.         Sub-Servicing Accounts.............
SECTION 3.09.         Collection of Taxes, Assessments and Similar Items;  Servicing Accounts....
SECTION 3.10.         Custodial Account.............
SECTION 3.11.         Permitted Withdrawals From the Custodial Account.......
SECTION 3.12.         Permitted Instruments..............
SECTION 3.13.         Maintenance of Primary Mortgage Insurance and Primary Hazard Insurance.......
SECTION 3.14.         Enforcement of Due-on-Sale Clauses; Assumption Agreements.......
SECTION 3.15.         Realization Upon Defaulted Mortgage Loans...........
SECTION 3.16.         Trustee to Cooperate; Release of Mortgage Files..........
SECTION 3.17.         Servicing Compensation...................
SECTION 3.18.         Maintenance of Certain Servicing Policies..........
SECTION 3.19.         Annual Statement as to Compliance........
SECTION 3.20.         Assessments of Compliance and Attestation Reports.........
SECTION 3.21.         Access to Certain Documentation.......
SECTION 3.22.         Title, Conservation and Disposition of REO Property.......
SECTION 3.23.         Additional Obligations of the Master Servicer........
SECTION 3.24.         Additional Obligations of the Depositor.........
SECTION 3.25.         Intention of the Parties and Interpretation........

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.         Certificate Account; Distributions....
SECTION 4.02.         Statements to Certificateholders.........
SECTION 4.03.         Remittance Reports; Advances by the Master Servicer.....
SECTION 4.04.         Allocation of Realized Losses.....
SECTION 4.05.         Information Reports to be Filed by the Master Servicer...
SECTION 4.06.         Compliance with Withholding Requirements.....

ARTICLE V THE CERTIFICATES

SECTION 5.01.         The Certificates........
SECTION 5.02.         Registration of Transfer and Exchange of Certificates.....
SECTION 5.03.         Mutilated, Destroyed, Lost or Stolen Certificates.....
SECTION 5.04.         Persons Deemed Owners.......

ARTICLE VI THE DEPOSITOR AND THE MASTER SERVICER

SECTION 6.01.         Liability of the Depositor and the Master Servicer.....
SECTION 6.02.         Merger, Consolidation or Conversion of the Depositor or the Master Servicer.....
SECTION 6.03.         Limitation on Liability of the Depositor, the Master Servicer and Others.......
SECTION 6.04.         Limitation on Resignation of the Master Servicer.....

ARTICLE VII DEFAULT

SECTION 7.01.         Events of Default.......
SECTION 7.02.         Trustee to Act; Appointment of Successor.......
SECTION 7.03.         Notification to Certificateholders.....
SECTION 7.04.         Waiver of Events of Default.......

ARTICLE VIII CONCERNING THE TRUSTEE

SECTION 8.01.         Duties of Trustee........
SECTION 8.02.         Certain Matters Affecting the Trustee........
SECTION 8.03.         Trustee Not Liable for Certificates or Mortgage Loans.....
SECTION 8.04.         Trustee May Own Certificates......
SECTION 8.05.         Payment of Trustee's Fees.......
SECTION 8.06.         Eligibility Requirements for Trustee.......
SECTION 8.07.         Resignation and Removal of the Trustee......
SECTION 8.08.         Successor Trustee.....
SECTION 8.09.         Merger or Consolidation of Trustee........
SECTION 8.10.         Appointment of Co-Trustee or Separate Trustee.......
SECTION 8.11.         Commission Reporting......

ARTICLE IX TERMINATION

SECTION 9.01.         Termination Upon Repurchase or Liquidation of All Mortgage Loans....
SECTION 9.02.         Additional Termination Requirements..

ARTICLE X REMIC PROVISIONS

SECTION 10.01.        REMIC Administration.....
SECTION 10.02.        Prohibited Transactions and Activities.....
SECTION 10.03.        Master Servicer and Trustee Indemnification.....

ARTICLE XI MISCELLANEOUS PROVISIONS

SECTION 11.01.        Amendment.....
SECTION 11.02.        Recordation of Agreement; Counterparts...
SECTION 11.03.        Limitation on Rights of Certificateholders.....
SECTION 11.04.        Governing Law........
SECTION 11.05.        Notices......
SECTION 11.06.        Severability of Provisions......
SECTION 11.07.        Successors and Assigns; Third Party Beneficiary.....
SECTION 11.08.        Article and Section Headings....
SECTION 11.09.        Notice to Rating Agencies and Certificateholder......

Exhibit A-1       Form of Class A Certificate
Exhibit A-2       Form of Class B Certificate
Exhibit B         Form of Class R Certificate
Exhibit C         Form of Trustee Initial Certification
Exhibit D         Form of Trustee Final Certification
Exhibit E         Form of Remittance Report
Exhibit F-1       Request for Release
Exhibit F-2       Request for Release for Mortgage Loans Paid in Full
Exhibit G-1       Form of Investor Representation Letter
Exhibit G-2       Form of Transferor Representation Letter
Exhibit G-3       Transferor Affidavit and Agreement in connection with transfer of Residual Certificates
Exhibit G-4       Form of Transferor Certificate
Exhibit G-5       Form of Investor Representation Letter for Insurance Companies
Exhibit H         Mortgage Loan Schedule
Exhibit I         Seller's Warranty Certificate
Exhibit J         Form of Notice Under Section 3.24
Exhibit K         Form of Depositor Certification
Exhibit L         Form of Trustee Certification
Exhibit M         Form of Servicer Certification
Exhibit N         Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit O         Form of Section 404 Notice
Exhibit P         Form of Certification for NRSROs and Depositor

         This Pooling and Servicing Agreement, effective as of _______________
1, 20__ (this “Agreement”), among OPTEUM MORTGAGE ACCEPTANCE CORPORATION, as the depositor (together with its permitted successors and assigns, the "Depositor"), [NAME OF MASTER
SERVICER], as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and [NAME OF TRUSTEE], as trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage pass-through certificates
(collectively, the "Certificates"), to be issued hereunder in multiple classes
(each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the
Initial Monthly Payment Deposit), as a real estate mortgage investment conduit
(a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust Fund." The Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-6, Class A-7 and Class B Certificates will represent ownership of "regular interests" in the Trust Fund, and the Class R
Certificates will be the sole class of "residual interests" therein, for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

         The following table sets forth the designation, type, Pass-Through
Rate, aggregate Initial Certificate Principal Balance, initial ratings and certain features for each Class of Certificates comprising the interests in the
Trust Fund created hereunder.

AGGREGATE INITIAL PASS-CERTIFICATE
INITIAL RATINGS THROUGH PRINCIPAL DESCRIPTION TYPE
RATE BALANCE FEATURES

[INSERT TABLE HERE]

         The Mortgage Loans have an aggregate Stated Principal Balance as of the
Cut-off Date equal to $___________. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than
30 years.

         In consideration of the mutual agreements herein contained, the
Depositor, the Master Servicer and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

         SECTION 1.01 Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article.

         "Accrued Certificate Interest": With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-5 Certificates and Class
A-7 Certificates) or any Class B Certificate, one month's interest accrued at the then applicable Pass-Through Rate on the Certificate Principal Balance
thereof immediately prior to such Distribution Date. With respect to each
Distribution Date, as to the Class A-5 Certificates and Class A-7 Certificates,
one month's interest accrued at the then applicable Pass-Through Rate on the
Notional Amount thereof immediately prior to such Distribution Date. Accrued
Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment
Interest Shortfalls, if any, which are not covered by payments by the Master
Servicer pursuant to Section 3.23 with respect to such Distribution Date, (ii)
the interest portion (adjusted to the related Net Mortgage Rate) of any of
Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.04 (which, with respect to the pro rata portion thereof allocated to the Class A-1, Class A-5 and Class A-6 Certificates will be allocated first to the Class A-6 Certificates and second to the Class A-1 and Class A-5 Certificates on a pro rata basis to the extent such Realized Losses are Default Losses), (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that was made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud
Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls not covered by the subordination provided by the Class B
Certificates pursuant to Section 4.04, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time; with all such reductions allocated among the Classes of Certificates, in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence, Accrued Certificate Interest on the Class B Certificates
will be reduced by the interest portion (adjusted to the related Net Mortgage
Rate) of Realized Losses that are allocated solely to the Class B Certificates pursuant to Section 4.04.

         "Advance": As to any Mortgage Loan, any advance made by the Master
Servicer on any Distribution Date pursuant to Section 4.03.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

         "Anniversary": Each anniversary of _____________ 1, 20__.

         "Assessment of Compliance": As defined in Section 3.20.

         "Attestation Report": As defined in Section 3.20.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

         "Assignment Agreement": The Assignment and Assumption Agreement, dated as of ____________, 20__, between [Name of Seller] and the Depositor relating to the transfer and assignment of the Mortgage Loans.

         "Available Distribution Amount": With respect to each Distribution
Date, the Available Distribution Amount will be an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any
Advances made, all required amounts pursuant to Section 3.22 and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate
Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date of (i) Monthly Payments collected but due during a
Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any other Person pursuant to Section 3.11,
(iv) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO
Proceeds and the proceeds of Mortgage Loan purchases (or amounts received in connection with substitutions) made pursuant to Section 2.02 and 2.04, in each case received or made in the month of such Distribution Date and (v) the
Trustee's Fee.

         "Bankruptcy Amount": As of any date of determination, an amount, equal to the excess, if any, of (A) $_______, over (B) the aggregate amount of
Bankruptcy Losses allocated solely to one or more specific Classes of
Certificates in accordance with Section 4.04.

         The Bankruptcy Amount may be further reduced by the Master Servicer
(including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         "Bankruptcy Code": The United States Bankruptcy Code of 1978, as
amended.

         "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient
Valuation or Debt Service Reduction; provided, however, that a Deficient
Valuation or a Debt Service Reduction shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage
Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Deficient Valuation or Debt Service Reduction.

         "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of ______________ or the State of
______________ (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         "Cash Liquidation": As to any defaulted Mortgage Loan other than a
Mortgage Loan as to which an REO Acquisition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds
and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage
Loan.

         "Certificate": Any Class A, Class B or Class R Certificate.

         "Certificate Account": The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "___________________________________, as trustee, in trust for the registered holders of Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through Certificates,Series 20__-__" and which must be an Eligible Account.

         "Certificate Account Deposit Date": The 20th day (or if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day) of the month.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified
Organization nor a Non-United States Person shall be a Holder of a Class R
Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting
Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any
Certificates are registered in the name of a respective affiliate.

         "Certificate Owner": With respect to a Book-Entry Certificate, the
Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depositor
Participant acts as agent, if any, and otherwise on the books of a Depositor
Participant, if any, and otherwise on the books of the Depositor.

         "Certificate Principal Balance": With respect to each Class A
Certificate (other than a Class A-5 Certificate or Class A-7 Certificate), on any date of determination, an amount equal to (i) the Initial Certificate
Principal Balance of such Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(b) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04.
With respect to the Class B Certificates, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the
Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-5 Certificates,
Class A-7 Certificates and Class R Certificates have no Certificate Principal
Balance.

         "Certificate Register": The register maintained pursuant to Section
5.02.

         "Class": Collectively, all of the Certificates bearing the same designation.

         "Class A Certificate": Any one of the Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-6 or Class A-7 Certificates, executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC
Provisions.

         "Class B Certificate": The Class B Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         "Class B Percentage": With respect to any Distribution Date, the lesser of (i) 100% minus the Senior Percentage and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal
Balance of the Class B Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the
Mortgage Loans (or related REO Properties) immediately prior to such
Distribution Date.

         "Class R Certificate": Any one of the Class R Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

         "Closing Date" : _______________ ___, 20__.

         "Code": The Internal Revenue Code of 1986.

         "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the
Mortgaged Property based upon the appraisal (as reviewed and approved by the
Seller) obtained at the time of refinancing.

         "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at _____________________, Attention:

__________________ Series 20__-__.

         "Credit Support Depletion Date": The first Distribution Date on which the Senior Percentage equals 100%.

         "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master
Servicer, into which the amounts set forth in Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         "Cut-off Date": _____________ 1, 20__.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         "Default Loss": Any Realized Loss that is attributable to the related
Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, excluding Special Hazard Losses (or any other loss resulting from damage to a Mortgaged Property), Bankruptcy Losses, Fraud Losses,
or other losses of a type not covered by the subordination provided by the Class
B Certificates pursuant to Section 4.04.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

         "Definitive Certificate": Any definitive, fully registered Certificate.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         "Demand":  As defined in Section 4.08(a).

         "Depositor": Opteum Mortgage Acceptance Corporation, or its successor in interest.

         "Determination Date": The 15th day (or if such 15th day is not a
Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

         "Disqualified Organization": Any of the following: (i) the United
States, any State or any political subdivision thereof, any possession of the
United States or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation, if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the
Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other
Person so designated by the Trustee based on an Opinion of Counsel obtained by the Trustee, at the expense of the Trust Fund, (which opinion shall be sought only if the Trustee has actual knowledge that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause the Trust Fund or any
Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership
Interest in a Class R Certificate to such Person). The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

         "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day commencing on _______ 25, 20__.

         "Due Date": The first day of the month of the related Distribution
Date.

         "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such
Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

         ["Duff & Phelps": Duff & Phelps Credit Rating Company or its successor in interest.]

         "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such
Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by and at the expense of the Person requesting that the account be held pursuant to this clause (ii))
delivered to the Trustee prior to the establishment of such account, the
Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such
Permitted Instrument is an obligation of the institution that maintains the
Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating
Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the
Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

         "Event of Default": One or more of the events described in Section
7.01.

         "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

         (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.18 but are in excess of the coverage maintained thereunder;

         (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special
Hazard Loss";

         (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces;
         or

                  2. by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

         (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

         (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or
risks of contraband or illegal transportation or trade.

         "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         "FDIC": Federal Deposit Insurance Corporation or any successor.

         "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

         ["Fitch": Fitch Investors Service, Inc., or its successor in interest.]

         "FNMA": Federal National Mortgage Association or any successor.

         "Fraud Losses": Any Realized Loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

         "Fraud Loss Amount": As of any date of determination after the Cut-off
Date, an amount equal to: (X) up to and including the [first] anniversary of the
Cut-off Date an amount equal to ______% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated to the Class B Certificates in accordance with
Section 4.04 since the Cut-off Date up to such date of determination, (Y) from the [first] to the fifth anniversary of the Cut-off Date, an amount equal to (1)
the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the
Cut-off Date and (b) ______% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.04 since the most recent anniversary of the Cut-off
Date up to such date of determination. On and after the fifth anniversary of the
Cutoff Date the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master Servicer
(including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

         "Homes Act":  The Helping Families Save Their Homes Act of 2009, as it may be amended from time to time.

         "Initial Certificate Principal Balance": With respect to each Class of
Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

         "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         "Insurance Proceeds": Proceeds paid by any insurer pursuant to the
Primary Mortgage Insurance Policy and any other insurance policy covering a
Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

         "Liquidation Proceeds": Amounts (other than Insurance Proceeds)
received by the Master Servicer in connection with the taking of an entire
Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of REO Property.

         "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         "Master Servicer": [Name of Master Servicer], or any successor master servicer appointed as herein provided.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient
Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         ["Moody's": Moody's Investors Service, Inc. or its successor in interest.]

         "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 and from time to time held in the Trust Fund, the Mortgage Loans originally so transferred, assigned and held being identified in the Mortgage Loan Schedule attached hereto as
Exhibit H (and any Qualified Substitute Mortgage Loans). As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

         "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage
Loans with accompanying information transferred on the Closing Date to the
Trustee as part of the Trust Fund for the Certificates, attached hereto as
Exhibit H (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans) (and, for purposes of the Trustee's review of the
Mortgage Files pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information, if applicable, with respect to each Mortgage Loan:

                  (i) the loan number and name of the Mortgagor;

                  (ii) the city, state and zip code of the
         Mortgaged Property;

                  (iii) the Mortgage Rate;

                  (iv) the maturity date;

                  (v) the original principal balance;

                  (vi) the first payment date;

                  (vii) the type of Mortgaged Property;

                  (viii) the Monthly Payment in effect as of the Cut-off Date;

                  (ix) the principal balance as of the Cut-off Date;

                  (x) the occupancy status;

                  (xi) the purpose of the Mortgage Loan;

                  (xii) the Collateral Value of the Mortgaged Property;

                  (xiii) the original term to maturity;

                  (xiv) the paid-through date of the Mortgage Loan;

                  (xv) the Loan-to-Value Ratio; and

                  (xvi) whether or not the Mortgage Loan was underwritten
         pursuant to a limited documentation program.

         The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. The Mortgage
Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required. With respect to any Qualified Substitute
Mortgage Loan, the item described in clauses (viii) shall be set forth as the date of substitution.

         "Mortgage Note": The note or other evidence of the indebtedness of a
Mortgagor under a Mortgage Loan.

         "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

         "Mortgaged Property": The underlying property securing a Mortgage Loan.

         "Mortgagor": The obligor or obligors on a Mortgage Note.

         "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the related Mortgage Rate as in effect from time to time minus the sum of the Servicing Fee Rate and the rate at which the Trustee's Fee accrues.

         "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the
Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds,
Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master
Servicer pursuant to Section 4.01(b). The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate delivered to the Depositor and the Trustee.

         "Non-United States Person": Any Person other than a United States
Person.

         "Notional Amount": As of any Distribution Date, with respect to the
Class A-5 Certificates and the Class A-7 Certificates, an amount equal to the aggregate Certificate Principal Balance of all Classes of Certificates
immediately prior to such date.

         "NRSRO":  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

         "NRSRO Certification":  A certification in the form of Exhibit P hereto.

         "Officers' Certificate": A certificate signed by the Chairman of the
Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer or of the Sub-Servicer and delivered to the
Depositor and Trustee.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the Trustee;
except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible
Account, (b) qualification of the Trust Fund as a REMIC, (c) compliance with the
REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section
6.04 must be an opinion of counsel who (i) is in fact independent of the
Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the
Master Servicer or in an affiliate of either and (iii) is not connected with the
Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

         "Optimal Percentage": A fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Class A-1
Certificates immediately prior to the applicable Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all of the Class A Certificates immediately prior to such Distribution Date.

         "Optimal Principal Distribution Amount": An amount equal to the product of (i) the then applicable Optimal Percentage and (ii) the Senior Principal
Distribution Amount.

         "Original Senior Percentage": _______%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Initial
Certificate Principal Balance of the Class A Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans.

         "Originator":  Each of [_________], as applicable, and any successor thereto.

         "OTS": Office of Thrift Supervision or any successor thereto.

         "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan
(including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO Disposition and which was not purchased or substituted for prior to such Due Date pursuant to Sections 2.02 or 2.04.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": With respect to the Class A Certificates (other than the Class A-7 Certificates) and Class B Certificates and any Distribution
Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-7 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all
Mortgage Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which
Stated Principal Balances shall be the Stated Principal Balances of such
Mortgage Loans at the close of business on the immediately preceding
Distribution Date after giving effect to the distributions thereon allocable to principal (or, in the case of the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-7 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to ______% per annum.

         "Percentage Interest": With respect to any Certificate (other than a
Class A-5, Class A-7 or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class A-5 or Class A-7
Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Notional Amount thereof divided by the aggregate initial
Notional Amount of all of the Certificates of the same Class. With respect to a
Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         "Permitted Instruments": Any one or more of the following:

                  (i) (a) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and (b) direct obligations of, and obligations guaranteed as to timely payment by FHLMC or FNMA if, at the time of investment, they are assigned the highest credit rating by the Rating Agencies;

                  (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

                  (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the
         District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each
         Rating Agency in its highest short-term rating;

                  (iv) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the
         United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short- term rating;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating available; and

                  (vi) if previously confirmed in writing to the Trustee, any other obligation or security acceptable to each Rating Agency in respect of mortgage pass-through certificates rated in each Rating
         Agency's highest rating category;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

         "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Organization or a Non-United States Person.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Strip Rate": With respect to each Mortgage Loan, the rate per annum equal to the Net Mortgage Rate thereon minus _____% per annum.

         "Prepayment Assumption": A prepayment assumption of _____% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of such mortgage loans.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a
Principal Prepayment in full, or of a Cash Liquidation or an REO Disposition during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate (i) in the case of a
Principal Prepayment in full, Cash Liquidation or REO Disposition on the principal balance of such Mortgage Loan immediately prior to such prepayment (or liquidation), commencing on the date of prepayment (or liquidation) and ending on the last day of the month of prepayment or liquidation or (ii) in the case of a partial Principal Prepayment, on the amount of such prepayment, commencing on the date as of which the prepayment is applied and ending on the last day of the month of prepayment.

         "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

         "Primary Mortgage Insurance Policy": Each primary mortgage insurance policy required to be maintained pursuant to Section 3.13.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Purchase Price": With respect to any Mortgage Loan (or REO Property)
required to be purchased pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the sum of the applicable Net Mortgage
Rate, the rate at which the Trustee's Fee accrues on the Stated Principal
Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the
Mortgagor or advanced and distributed to Certificateholders together with unpaid related Servicing Fees from the date through which interest was last paid by the
Mortgagor, in each case to the first day of the month in which such Purchase
Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

         "Qualified Insurer": An insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer, as a FNMA approved mortgage insurer and having a claims paying ability rating of at least "AA" by
________________ and which is acceptable to _______________. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating by ______________ and _______________ as the insurer it replaces had on the Closing Date.

         "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Master Servicer, in the Custodial Account in
the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net
Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a remaining term to stated maturity not greater than
(and not more than one year less than) that of the Deleted Mortgage Loan; (iv)
comply with each representation and warranty set forth in Section 2 of the
Seller's Warranty Certificate; (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted
Mortgage Loan as of such date; and (vi) be covered under a Primary Insurance
Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in
excess of 80%. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage
Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the Net Mortgage Rates described in clause (ii)
hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iv) hereof must be satisfied as to each Qualified Substitute Mortgage
Loan or in the aggregate, as the case may be.

         "Rating Agency": [Standard & Poor's] [Moody's] [Fitch] [Duff & Phelps].
If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of [Standard
& Poor's] [Fitch] [Duff & Phelps] and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "D-1" or better in the case of [Duff & Phelps] and "A-1" in the case of
[Standard & Poor's,] and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

         "Rating Agency Information":  The notices, information, reports, certifications and oral and written statements required to be provided to a Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

         "Realized Loss": With respect to any Mortgage Loan or related REO
Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the
Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii)
interest (and REO Imputed Interest, if any) at the related Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to
Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due
Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the related Net
Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related
Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such
Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the amount of such Debt Service Reduction.

         "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

         "Regular Certificate": Any of the Certificates other than the Class R
Certificates.

         "Relief Act": The Servicemembers Civil Relief Act, as amended.

         "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

         "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

         "REO Disposition": The receipt by the Master Servicer of Insurance
Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced by any income from the REO Property treated as a recovery of principal pursuant to Section 3.15).

         "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

         "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

         "Required Insurance Policy": With respect to any Mortgage Loan, any
Insurance Policy or any other insurance policy that is required to be maintained from time to time under this Agreement or pursuant to the provisions of a
Mortgage Loan.

         "Residual Certificate": Any of the Class R Certificates.

         "Responsible Officer": When used with respect to the Trustee, the
Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or
Vice Chairman of the Executive or Standing Committee of the Board of Directors
or Trustees, the President, the Chairman of the Committee on Trust Matters, any
vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Rule 15Ga-1 Information":  As defined in Section 4.08(a).

         "Rule 17g-5 Information Provider":  The [_______].

         "Rule 17g-5 Website":  The website maintained by the [________] pursuant to Section 4.07.

         "Section 404 Notice":  The notice required under Section 404 of the Homes Act.

         "Seller": [Name of Seller] and its successors and assigns.

         "Seller's Warranty Certificate": The Seller's Warranty Certificate of
the Seller, dated ______ __, 20__, in the form of Exhibit I attached hereto.

         "Senior Accelerated Distribution Percentage": With respect to any
Distribution Date, the percentage indicated below:

DISTRIBUTION DATE SENIOR ACCELERATED DISTRIBUTION PERCENTAGE

[TABLE]

provided, however, (i) that any scheduled reduction to the Senior Accelerated
Distribution Percentage described above shall not occur as of any Distribution
Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent [60] days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [six] months, does not exceed [2%] and (2) Realized Losses on the
Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing
Date are less than [30%, 35%, 40%, 45% or 50%], respectively, of the Initial
Certificate Principal Balance of the Class B Certificates or (b)(1) the
outstanding principal balance of the Mortgage Loans delinquent [60] days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [six] months, does not exceed [4%] and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than [10%] of the Initial Certificate Principal
Balance of the Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the
Senior Accelerated Distribution Percentage for such Distribution Date shall be
100%. Notwithstanding the foregoing, upon the reduction of the aggregate
Certificate Principal Balance of the Class A Certificates to zero, the Senior
Accelerated Distribution Percentage shall thereafter be 0%.

         "Senior Percentage": As of any Distribution Date, the lesser of 100%
and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate
Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution Date.

         "Senior Principal Distribution Amount": As to any Distribution Date,
the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to
Section 4.02(b)(i) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders on such Distribution Date pursuant to Section
4.02(b)(ii) and (vi).

         "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01 and Section 3.09.

         "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the related
Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

         "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of ______%.

         "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee by the
Master Servicer, as such list may from time to time be amended.

         "Single Certificate": A Certificate of any Class evidencing the minimum denomination for Certificates of such Class as set forth in Section 5.01.

         "Special Hazard Amount": As of any Distribution Date, an amount equal to $___________ (the initial "Special Hazard Amount") minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B
Certificates pursuant to Section 4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence
(without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard
Percentage for such anniversary multiplied by the outstanding principal balance of all of the Mortgage Loans on such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on such Anniversary.

         "Special Hazard Percentage": As of each anniversary of the Cut-off
Date, the greater of (i) 1% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance on such anniversary of the Mortgage
Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the
Mortgage Loans on such anniversary.

         "[Standard & Poor's": Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.]

         "Startup Day": The day designated as such pursuant to Article X hereof.

         "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the
Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such
Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan or
REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous
Distribution Date and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

         "Subordinate Principal Distribution Amount": With respect to any
Distribution Date and the Class B Certificates, (a) the sum of (i) the product of (x) the Class B Percentage and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4. 01
(b)(ii)(A); (ii) the principal collections described in Section 4. 01 (b)(ii)(B)
to the extent such collections are not otherwise distributed to the Senior
Certificates; and (iii) the product of (x) 100% minus the Senior Accelerated
Distribution Percentage and (z) the aggregate of all Principal Prepayments in
Full and Curtailments received in the related Prepayment Period; provided, however, that such amount shall in no event exceed the outstanding Certificate
Principal Balance of the Class B Certificates immediately prior to such date.

         "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a
Sub-Servicer pursuant to Section 3.02.

         "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

         "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

         "Sub-Servicing Agreement": The written contract between the Master
Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

         "Swap Provider": The swap provider under a swap agreement either (a)
entitled to receive payments from an administrator from amounts payable by the
Trust Fund under this Agreement or (b) required to make payments to an administrator for payment to the Trust Fund, in either case pursuant to the terms of a swap agreement, and any successor in interest or assign.

         "Tax Returns": The federal income tax return on Internal Revenue
Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax
Return, including Schedule Q thereto, Quarterly Notice to Residual Interest
Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a
Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership
Interest in a Certificate.

         "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the
Mortgage Loans (exclusive of payments of principal and interest due on or before the Cut-off Date, if any) as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans, together with all documents included in the related Mortgage File, subject to Section 2.01; (ii)
such funds or assets as from time to time are deposited in the Custodial Account and the Certificate Account; (iii) any REO Property; (iv) the Primary Mortgage
Insurance Policies, if any, Primary Hazard Insurance Policies and all other
Insurance Policies with respect to the Mortgage Loans; and (v) the Depositor's interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate as assigned to the Trustee pursuant to Section
2.04 hereof.

         "Trustee": [Name of Trustee], or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee's Fee": As to each Mortgage Loan and as the Distribution Date, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at ______% per annum on the Stated Principal Balance of such Mortgage
Loan as of the Due Date immediately preceding the month in which such
Distribution Date occurs.

         "Uninsured Cause": Any cause of damage to property subject to a
Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

         "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in Section 7701 of the
Code or successor provisions.

         "Voting Rights": The portion of the voting rights of all of the
Certificates which is allocated to any Certificate. ______% of all of the Voting
Rights shall be allocated among Holders of the Certificates, respectively, other than the Class A-5, Class A-7 and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and
the Holders of the Class A-5, Class A-7 and Class R Certificates shall be entitled to ___%, ___% and ___% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES

         SECTION 2.01 Conveyance of Mortgage Loans.

         The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the
Mortgage Loan Schedule and all other assets included or to be included in the
Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

         In connection with such transfer and assignment, the Depositor has requested the Seller to deliver to, and deposit with the Trustee, the following documents or instruments:

                  (i) the original Mortgage Note, endorsed by the Seller "Pay to the order of [Name of Trustee], as trustee without recourse" or to "Pay to the order of [Name of Trustee], as trustee for holders of Opteum
         Mortgage Acceptance Corporation, Mortgage Pass-Through Certificates, Series
         20__-_, without recourse" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee;

                  (ii) the original recorded Mortgage or, if the original
         Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted to the title insurance company for recording;

                  (iii) a duly executed original Assignment of the Mortgage
         endorsed by the Seller, without recourse, to "[Name of Trustee], as trustee" or to "[Name of Trustee], as trustee for holders of Opteum
         Mortgage Acceptance Corporation, Mortgage Pass-Through Certificates, Series
         20__-_", with evidence of recording thereon;

                  (iv) the original recorded Assignment or Assignments of the
         Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such
         Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

                  (v) the original lender's title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the
         Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

                  (vi) the original of any assumption, modification, extension or guaranty agreement;

                  (vii) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance, if applicable; and

                  (viii) if any of the documents or instruments referred to
         above were executed on behalf of the Mortgagor by another Person, the original power of attorney or other instrument that authorized and empowered such Person to sign, or a copy thereof certified by the
         Seller (or by an officer of the applicable title insurance or escrow company) to be a true and correct copy of the original.

         The Seller is obligated pursuant to the Seller's Warranty Certificate to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the
Trustee pursuant to clause (ii) above; and (b) either the original Assignment or
Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or
Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the
Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

         If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required to prepare a substitute Assignment or cure such defect, as the case may be, and the Trustee shall cause such
Assignment to be recorded in accordance with this paragraph.

         The Seller is required, as described in the Seller's Warranty
Certificate, to deliver to the Trustee the original of any documents assigned to the Trustee pursuant to this Section 2.01 not later than 120 days after the
Closing Date.

         All original documents relating to the Mortgage Loans which are not delivered to the Trustee, to the extent delivered by the Seller to the Master
Servicer, are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

         Except as may otherwise expressly be provided herein, neither the
Depositor, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

         It is intended that the conveyance of the Mortgage Loans by the
Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the
Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage
Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York
Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage
Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the
Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right
(including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by [Name of Seller] to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee or its agent of
Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any
other applicable jurisdiction (including, without limitation, Sections 9-305,
8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         SECTION 2.02 Acceptance of the Trust Fund by the Trustee.

         The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) of the documents referred to in
Section 2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund (to the extent delivered or assigned to the
Trustee), in trust for the exclusive use and benefit of all present and future
Certificateholders.

         The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver to the Depositor and the Master Servicer on the
Closing Date an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule
(other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (vi) and (xiii) of the definition of the
"Mortgage Loan Schedule" accurately reflects information set forth in the
Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. Neither the Trustee nor the Master
Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Within 90 days of the Closing Date the Trustee shall deliver to the
Depositor and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Master
Servicer and the Depositor. The Trustee shall promptly notify the Seller of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request that the
Seller purchase such Mortgage Loan from the Trust Fund on behalf of the
Certificateholders at the Purchase Price within 90 days after the date on which the Seller was notified of such defect. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage
Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to
Certificateholders or the Trustee on behalf of Certificateholders. The Purchase
Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a
Servicing Officer, the Trustee shall release or cause to be released to the
Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

         SECTION 2.03 Representations, Warranties and Covenants of the Master
Servicer and the Depositor.

         (a) The Master Servicer hereby represents and warrants to and covenants with the Depositor and the Trustee for the benefit of Certificateholders that:

                  (i) The Master Servicer is, and throughout the term hereof shall remain, a duly organized, validly existing and in good standing under the laws of the State of (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for FNMA and
         FHLMC;

                  (ii) The execution and delivery of this Agreement by the
         Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master
         Servicer's articles of incorporation or bylaws or constitute a default
         (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this
         Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the
         Master Servicer in accordance with the terms hereof, subject to (A)
         applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B)
         general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) The Master Servicer is not in violation of, and its
         execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master
         Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vi) No litigation is pending or, to the best of the Master
         Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the
         Master Servicer;

                  (vii) The Master Servicer will comply in all material respects in the performance of this Agreement and with all reasonable rules and requirements of each insurer under each Insurance Instrument;

                  (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the
         Master Servicer, other than such as have been obtained; and (ix) no information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master
         Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the
Trustee and the Certificateholders. Upon discovery by the Depositor, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

         (b) The Depositor hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders that as of the Closing
Date (or, if otherwise specified below, as of the date so specified):

                  (i) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the
         Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                  (ii) No Mortgage Loan is one month or more delinquent in
         payment of principal and interest as of the Cut-off Date and no
         Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (iii) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (iv) The Mortgage Loans are fully-amortizing, fixed-rate
         mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                  (v) Each Mortgage Loan secured by a Mortgaged Property with a
         Loan-to-Value Ratio at origination in excess of 80% is the subject of a
         Primary Mortgage Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the appraised value of the related Mortgaged Property. Each such Primary
         Mortgage Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder; and

                  (vi) The representations and warranties of the Seller with respect to the Mortgage Loans and the remedies therefor are as set forth in the Seller's Warranty Certificate.

         [Other representations and warranties as applicable.]

         It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage
Files to the Trustee.

         Upon discovery by either the Depositor, the Master Servicer or the
Trustee of a breach of any representation or warranty set forth in this Section
2.03 which materially and adversely affects the interests of the
Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         SECTION 2.04 Representations and Warranties of the Seller; Repurchase
and Substitution.

         The Depositor hereby assigns to the Trustee for the benefit of
Certificateholders its interest in respect of the representations and warranties made by the Seller in the Seller's Warranty Certificate or the exhibits thereto.
Insofar as the Seller's Warranty Certificate relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the
Depositor, the Master Servicer or the Trustee of a breach of any of the representations and warranties made in the Seller's Warranty Certificate in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller of such breach and request that such Seller shall, within 90 days from the date that the Depositor, the Seller or the
Trustee was notified of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase
Price and in the manner set forth in Section 2.02; provided that in the case of such breach, the Seller shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date. Any such substitution must occur within 90 days from the date the Seller was notified of the breach if such
90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or
Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original
Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly
Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the
Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date.

         For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the
Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule, to the Trustee. Upon such substitution, the
Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage
Loan contained in the Seller's Warranty Certificate as of the date of substitution, and the Depositor shall be deemed to have made with respect to any
Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03 hereof, and the Seller shall be obligated to repurchase or substitute for any Qualified Substitute
Mortgage Loan as to which a repurchase or substitution obligation has occurred pursuant to Section 3 of the Seller's Warranty Certificate.

         In connection with the substitution of one or more Qualified Substitute
Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans
(in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to
Certificateholders in the month of substitution). The Seller shall provide the
Master Servicer on the day of substitution for immediate deposit in to the
Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 86OF(a)(1) of the Code or on "contributions after the startup date" under Section 86OG(d)(1) of the Code or (b) any portion of the
Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

         Except as expressly set forth herein neither the Trustee nor the Master
Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach or to so purchase or substitute for any
Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to
Certificateholders or the Trustee on behalf of Certificateholders. In addition, if the first scheduled Monthly Payment is due during the first month after its closing date (as such term is used in the Seller's Warranties Certificate) and such Monthly Payment is not received by the Master Servicer within 30 days of the due date in accordance with the terms of the related Mortgage Note, the
Master Servicer shall promptly notify the Seller and the Trustee and the Seller shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price or substitute a Qualified Substitute Mortgage Loan therefor within 15 days from the date that the Seller was notified.

         SECTION 2.05 Issuance of Certificates Evidencing Interests in the Trust
Fund.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the
Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated, and delivered to or upon the order of the Depositor, the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

         SECTION 2.06 Purposes and Powers of the Trust.

         The purpose of the common law trust, as created hereunder, is to engage in the following activities: (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

         (b) to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans; to make payments on the Certificates;

         (c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         (e) The trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the
Certificateholders evidencing 51% or more of the aggregate Voting Rights of the
Certificates.

ARTICLE III

ADMINISTRATION AND SERVICING OF THE TRUST FUND

         SECTION 3.01 Master Servicer to Act as Master Servicer.

         The Master Servicer shall service and administer the Mortgage Loans for the benefit of the Certificateholders, in accordance with this Agreement and the customary and usual standards of practice of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the respective states in which the Mortgaged Properties are located. Subject to the foregoing, the Master Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage
Loans and the Mortgaged Properties, (ii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall furnish to the Master Servicer and any Sub-Servicer any powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-
Servicer to carry out their servicing and administrative duties hereunder. The
Trustee shall not be responsible for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such powers of attorney. In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-
Servicers in effecting the payment of taxes and assessments on the Mortgaged
Properties shall, for the purpose of calculating distributions to
Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         The Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master
Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and
(ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

         The Master Servicer may approve a request for a partial release of the
Mortgaged Property, easement, consent to alteration or demolition and other similar matters if it has determined, exercising its good faith business judgement in the same manner as it would if it were the owner of the related
Mortgage Loan, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

         The relationship of the Master Servicer (and of any successor to the
Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         SECTION 3.02 Sub-Servicing Agreements Between Master Servicer and
Sub-Servicers.

         (a) The Master Servicer may enter into Sub-Servicing Agreements with
Sub-Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related
Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a
FHLMC or FNMA approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Servicing
Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a
Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty, as described in Section 2.02. Such enforcement, including, without limitation, the legal prosecution of claims, termination of
Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master
Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage
Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         SECTION 3.03 Successor Sub-Servicers.

         The Master Servicer shall be entitled to terminate any Sub-Servicing
Agreement and the rights and obligations of any Sub-Servicer pursuant to any
Sub-Servicing Agreement in accordance with the terms and conditions of such
Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

         [Upon any termination of the rights and powers of any Sub-Servicer pursuant to any Sub-Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor Sub-Servicer, as the case may be, has succeeded the Sub-Servicer under the related Sub-Servicing Agreement, which notice shall also specify the name and address of any such successor Sub-Servicer.]

         SECTION 3.04 Liability of the Master Servicer.

         Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master
Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the
Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing
Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master
Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master
Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         SECTION 3.05 No Contractual Relationship Between Sub-Servicers and
Trustee or Certificateholders.

         Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and
Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

         SECTION 3.06 Assumption or Termination of Sub-Servicing Agreements by
Trustee.

         In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master
Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any
Sub-Servicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if the
Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

         The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each
Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing
Agreements to the assuming party.

         SECTION 3.07 Collection of Certain Mortgage Loan Payments.

         The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the
Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance
Policy, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Master Servicer may in its discretion waive any prepayment fees, late payment charge or other charge, except as otherwise required under applicable law. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

         SECTION 3.08 Sub-Servicing Accounts.

         In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing
Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a
Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the
Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the
Sub-Servicer will be required to remit to the Master Servicer for deposit into the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the
Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub-Servicing Agreement. The
Sub-Servicer will also be required to remit to the Master Servicer, within one
Business Day of receipt, the proceeds of any Principal Prepayment made by the
Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

         SECTION 3.09 Collection of Taxes, Assessments and Similar Items;
Servicing Accounts.

         The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from
Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance
Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts.
Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a
Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments) and 3.13 (with respect to Primary Hazard
Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

         SECTION 3.10 Custodial Account.

         (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited no later than the first Business Day after receipt or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i) all payments on account of principal, including Principal
         Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage
         Loans, not including any portion thereof representing interest on account of the related Servicing Fee Rate;

                  (iii) all Insurance Proceeds, other than proceeds that
         represent reimbursement of costs and expenses incurred by the Master
         Servicer in connection with presenting claims under the related
         Insurance Policies, Liquidation Proceeds and REO Proceeds; (iv) all
         proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified
         Substitute Mortgage Loan pursuant to Section 2.04;

                  (v) any amounts required to be deposited in the Custodial
         Account pursuant to Section 3.12, 3.13 or 3.22; and

                  (vi) all amounts transferred from the Certificate Account to the Custodial Account in accordance with Sections 4.01(b).

         For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial
Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

         (b) Funds in the Custodial Account may be invested in Permitted
Instruments in accordance with the provisions set forth in Section 3.12. The
Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial Account after any change thereof.

         (c) Payments in the nature of late payment charges, prepayment fees, assumption fees and reconveyance fees received on the Mortgage Loans shall not be deposited in the Custodial Account, but rather shall be received and held by the Master Servicer as additional servicing compensation.

         SECTION 3.11 Permitted Withdrawals From the Custodial Account.

         The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                  (i) to make deposits into the Certificate Account in the
         amounts and in the manner provided for in Section 4.01, such deposit to include interest collections on the Mortgage Loans at the Net Mortgage
         Rate [and net of amounts reimbursed therefrom];

                  (ii) to pay to itself, the Depositor, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage
         Loan that has previously been purchased, repurchased or replaced pursuant to Sections 2.02, 2.04 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase, repurchase or substitution;

                  (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related
         Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

                  (iv) to reimburse or pay itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the
         Trustee or the Depositor pursuant to Sections 3.22, 6.03, 8.05,
         10.01(c) or 10.01(g), except as otherwise provided in such Sections;

                  (v) to reimburse itself or any Sub-Servicer for costs and
         expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

                  (vi) to reimburse itself or any Sub-Servicer for unpaid
         Servicing Fees and unreimbursed Servicing Advances, the Master
         Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and any other related Late
         Collections;

                  (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date, subject to Section
         8.05;

                  (viii) to reimburse itself or any Sub-Servicer for any Advance previously made which itself has determined to be a Nonrecoverable
         Advance, provided that either (a) such Advance was made with respect to a delinquency that ultimately constituted an Excess Special Hazard
         Loss, Excess Fraud Loss, Excess Bankruptcy Loss or Extraordinary Loss,
         or (b) the Certificate Principal Balances of the Class B Certificates
         have been reduced to zero; and

                  (ix) to clear and terminate the Custodial Account at the
         termination of this Agreement pursuant to Section 9.01.

         The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii), (iii),
(iv), (v), (vi), (vii) and (viii). Reconciliations will be prepared by the
Master Servicer for the related Collection Account within 30 calendar days after the bank statement cut-off date. All items requiring reconciliation will be resolved within 90 calendar days of their original identification.

         In connection with clause (viii) above, the Trustee shall notify the
Master Servicer if and when the Certificate Principal Balances of the Class B
Certificates have been reduced to zero.

         SECTION 3.12 Permitted Instruments.

         Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted
Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the
Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

         SECTION 3.13 Maintenance of Primary Mortgage Insurance and Primary
Hazard Insurance.

         (a) The Master Servicer shall not take, or permit any Sub-Servicer to take, any action which would result in non-coverage under any applicable Primary
Mortgage Insurance Policy of any loss which, but for the actions of the Master
Servicer or Sub-Servicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Mortgage Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 75% or less of the Collateral Value in the case of such a Mortgage
Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Master
Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance
Policy, or consent to any Sub-Servicer canceling or refusing to renew any such
Primary Mortgage Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary
Mortgage Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

         (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Sub-Servicer to present, on behalf of the Master Servicer, the
Sub-Servicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3. 10, any Insurance Proceeds collected by or remitted to the Master
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Custodial Account, subject to withdrawal pursuant to Section 3.11.

         (c) The Master Servicer shall cause to be maintained for each Mortgage
Loan primary hazard insurance with extended coverage on the related Mortgaged
Property in an amount equal to the lesser of 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged
Property or the unpaid principal balance of the Mortgage Loan. The Master
Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to Section 3.10, any amounts collected by the
Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master
Servicer's normal servicing procedures) shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the
Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage
Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the replacement value of the improvements, which are part of such Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program
(assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the
Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution
Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the
Master Servicer agrees to present, on behalf of itself, the Trustee and
Certificateholders, claims under any such blanket policy.

         SECTION 3.14 Enforcement of Due-on-Sale Clauses; Assumption Agreements.

         The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property
(whether by absolute conveyance or by contract of sale, and whether or not the
Mortgagor remains or is to remain liable under the Mortgage Note or the
Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or if such enforcement will adversely affect or jeopardize required coverage under the Insurance Instruments. If the Master Servicer is unable to enforce such
"due- on-sale" clause (as provided in the previous sentence) or if no
"due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such
Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note, if the Master
Servicer shall have determined in good faith that such substitution will not adversely affect the collectability of the Mortgage Loan. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the
Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption would constitute a "significant modification"
effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions. The Master Servicer shall notify the
Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this
Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

         SECTION 3.15 Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an
REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation
Proceeds from the related Mortgaged Property, as contemplated in Section 3.11.
The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.11.

         The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or
Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any
Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11 (vi) or 3.22; second, to accrued and unpaid interest on the
Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the
Cash Liquidation or REO Disposition, or to the Due Date prior to the
Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, on a pro rata basis, to unpaid Servicing Fees; and second, to interest at the related Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(vi). The portions of the recovery so allocated to interest at the related Net Mortgage Rate and to principal of the
Mortgage Loan shall be applied as follows: first, to reimburse the Trustee for any unpaid Trustee's Fees, second, to reimburse the Master Servicer or any
Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.
1 31 (iii) or 3.22, and third, for distribution in accordance with the provisions of Section 4.01(b) and 4.01(c).

         SECTION 3.16 Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the
Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for
Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the
Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the
Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under the
Insurance Instruments or any other insurance policy relating to the Mortgage
Loan, the Trustee shall, upon request of the Master Servicer and delivery to the
Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master
Servicer no longer exists, unless the Mortgage Loan has been liquidated and the
Liquidation Proceeds relating to the Mortgage Loan have been deposited in the
Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such
Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such
Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the
Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the servicing receipt shall be released by the
Trustee to the Master Servicer.

         Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage
Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         SECTION 3.17 Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any
Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in
Section 3.11.

         The Master Servicer also shall be entitled pursuant to Section 3.11 to receive from the Custodial Account, as additional servicing compensation interest or other income earned on deposits therein, as well as any prepayment fees, assumption fees, late payment fees and reconveyance fees. The Master
Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the premiums for any
Primary Mortgage Insurance Policy or blanket policy insuring against hazard losses pursuant to Section 3.13, payment of the servicing compensation of the
Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically pro vided in Section 3.11. The
Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

         SECTION 3.18 Maintenance of Certain Servicing Policies.

         During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and
(ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such corporation. The Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section, the Master
Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify the Rating Agency of such claim.

         SECTION 3.19 Annual Statement as to Compliance.

         Not later than February 28 of each calendar year beginning in 2007, the
Master Servicer shall deliver to the Depositor and the Trustee an Officer's
Certificate (an "Annual Statement of Compliance") stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of the Master Servicer under this
Agreement or other applicable servicing agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this
Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual
Statement of Compliance shall contain no restrictions or limitations on its use.
In the event that the Master Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans serviced by it to a
Subservicer, the Master Servicer shall deliver an officer's certificate of the
Subservicer as described above as to each Subservicer as and when required with respect to the Master Servicer.

         If the Master Servicer cannot deliver the related Annual Statement of
Compliance by February 28th of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Annual Statement of
Compliance, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.19 shall be deemed an Event of Default, automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the
Mortgage Loans serviced by it and the proceeds thereof without compensating the
Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         SECTION 3.20 Assessments of Compliance and Attestation Reports.

         On and after January 1, 2006, the Master Servicer shall service and administer the related Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. The Master Servicer shall deliver to the
Trustee and the Depositor on or before February 28 of each calendar year beginning in 2007, a report (an "Assessment of Compliance") reasonably satisfactory to the Trustee regarding the Master Servicer's assessment of compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of
Regulation AB, which as of the date hereof, require a report by an authorized officer of the related Servicer that contains the following:

         (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Master Servicer;

         (b) A statement by such officer that such officer used the Servicing
Criteria to assess compliance with the Servicing Criteria applicable to the
Master Servicer;

         (c) An assessment by such officer of the Master Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the Master Servicer's Assessment of Compliance for the
period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Master Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit CC hereto delivered to the Trustee and the Depositor concurrently with the execution of this Agreement.

         On or before February 28 of each calendar year beginning in 2007, the
Master Servicer shall furnish to the Trustee and the Depositor a report (an
"Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Master Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of
Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company
Accounting Oversight Board.

         The Master Servicer shall cause any subservicer, and each subcontractor determined by the Master Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the
Trustee and the Depositor an assessment of compliance and accountants'
attestation.

         If the Master Servicer cannot deliver the related Assessment of
Compliance or Attestation Report by February 28th of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than
March 10th of such year.

         The Trustee shall also provide an Assessment of Compliance and
Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit N hereto which are indicated
as applicable to the "trustee" or "securities administrator." In addition, the
Trustee shall cause the Custodian to deliver to the Trustee and the Depositor an
Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on
Exhibit N hereto which are indicated as applicable to a "custodian."
Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Failure of the Master Servicer to timely comply with this Section 3.20 shall be deemed an Event of Default, automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the
Mortgage Loans serviced by it and the proceeds thereof without compensating the
Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         SECTION 3.21 Access to Certain Documentation. (a) The Master Servicer
shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

         (b) The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the
Mortgage Loans. Payments on the Mortgage Loans, including any Payoffs, made in accordance with the related Mortgage File will be entered into the Master
Servicer's set of records no more than two Business Days after receipt, and allocated to principal or interest as specified in the related Mortgage File.
The Depositor may, but is not obligated to, enforce the obligations of the
Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the
Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the
Master Servicer and is not obligated to supervise the performance of the Master
Servicer under this Agreement or otherwise.

         SECTION 3.22 Title, Conservation and Disposition of REO Property.

         This Section shall apply only to REO Properties acquired for the account of the Trust Fund, and shall not apply to any REO Property relating to a
Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property within two years after the
Trust Fund acquires ownership of such REO Property for purposes of Section
86OG(a)(8) of the Code or, at the expense of the Trust Fund, request an extension of the two-year grace period, more than 60 days before the day on which the two-year grace period would otherwise expire, unless the Master
Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the
Trustee and the Master Servicer, to the effect that the holding by the Trust
Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on the Trust Fund of taxes on "prohibited transactions"
thereof, as defined in Section 86OF of the Code, or cause the Trust Fund to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section
86OG(a)(8) or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 86OF(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the
Master Servicer shall either itself or through an agent selected by the Master
Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the
Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

         The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

         If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO
Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO
Disposition, as further provided in Section 3.15.

         Subject to the first paragraph of this Section 3.22, the REO
Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine to be in the best economic interest of the Trust Fund.

         Any REO Disposition shall be for cash only (unless changes in the REMIC
Provisions made subsequent to the Startup Day allow a sale for other consideration).

         The Master Servicer shall deposit the proceeds from the REO
Disposition, net of any payment to the Master Servicer as provided above, in the
Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01, including any such net proceeds which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition.

         Notwithstanding the foregoing provisions of this Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly request the
Trustee and the Depositor to provide directions and instructions with respect to such Mortgage Loan and shall act in accordance with any such directions and instructions jointly provided by the Trustee and the Depositor. Notwithstanding the preceding sentence of this Section 3.22, with respect to any Mortgage Loan described by such sentence, the Master Servicer shall not, on behalf of the
Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless (i) the Depositor and the Trustee jointly direct the Master Servicer to take such action and (ii) either (A) the
Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Depositor an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards or (B) the Depositor has directed the Master Servicer not to obtain an environmental audit report. If the Trustee and the Depositor have not jointly provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

         The cost of the environmental audit report contemplated by this Section
3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

         If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

         SECTION 3.23 Additional Obligations of the Master Servicer.

         On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date;
provided that the Master Servicer's obligations under this subsection on any
Distribution Date shall not be more than the total amount of its master servicing compensation payable in such month.

         SECTION 3.24 Additional Obligations of the Depositor.

         The Depositor agrees that on or prior to the tenth day after the
Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal
Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the
Certificates of such Class were sold and the aggregate percentage of
Certificates of such Class sold, (c) the first single price at which at least
10% of the aggregate Certificate Principal Balance of such class of Certificates was sold or, (d) if any Certificates of each Class of Certificates are retained by the Depositor or an affiliated corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the prepayment assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

         SECTION 3.25 Intention of the Parties and Interpretation.

         Each of the parties acknowledges and agrees that the purpose of
Sections 3.19, 3.20, Section 8.11 and this Section 3.25 of this Agreement is to facilitate compliance by the Seller and the Depositor with the provisions of
Regulation AB promulgated by the Commission under the 1934 Act (17 C.F.R. ss.ss.
229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the
Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Seller or the Depositor for delivery of additional or different information as the Seller or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and
(d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

         SECTION 3.26 Compliance with the Homes Act.

         The Master Servicer, on behalf of the Certificateholders, shall cause, or shall cause each Sub-Servicer to, prepare and distribute a Section 404 Notice to each Mortgagor within thirty (30) days of the Closing Date in connection with the sale of the Mortgage Loans from the Seller to the Depositor.  Each such Section 404 Notice shall conform to the form of notice attached hereto as Exhibit O or in another form reasonably acceptable to the Master Servicer, subject to any changes necessitated by regulatory guidance.  The Master Servicer shall pay all costs associated with the distribution of such Section 404 Notice, and [__________] shall reimburse the Master Servicer for such costs.  The Master Servicer shall promptly send written confirmation to the Trustee upon the completion of the distribution of such Section 404 Notices.

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01 Certificate Account; Distributions.

         (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 3:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i)
any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11,
3.13, 3.23 or 4.03(b) and (iii) all other amounts constituting or, if not otherwise applicable to the payment of the Trustee's Fee, that would constitute the Available Distribution Amount for the immediately succeeding Distribution
Date. The Trustee shall transfer from the Certificate Account to itself, the
Trustee's Fee on each Certificate Account Deposit Date. Such amounts do not constitute part of the Available Distribution Amount.

         (b) On each Distribution Date the Trustee shall, distribute to the
Master Servicer, in the case of a distribution pursuant to Section 4.01(b)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5
Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal
Balance of which is not less than $2,500,000 (or, with respect to the Class A-5 and Class A-7 Certificates, is the registered owner of an initial Notional
Amount of not less than $10,000,000 of each such class), or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the
Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Distribution Amount:

                  (i) to the Class A Certificateholders on a pro rata basis
         based on Accrued Certificate Interest payable thereon, Accrued
         Certificate Interest on such Classes of Certificates for such
         Distribution Date and to the extent not previously paid, for all prior
         Distribution Dates;

                  (ii) to the Class A Certificateholders (other than the Class
         A-5 Certificateholders and the Class A-7 Certificateholders), in the
         priorities and amounts set forth in Sections 4.01(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates, as applicable):

         (A) the Senior Percentage for such Distribution Date times the sum of the following:

                           (1) the principal portion of each Monthly Payment due
                  during the related Due Period on each Outstanding Mortgage
                  Loan, whether or not received on or prior to the related
                  Determination Date, minus the principal portion of any Debt
                  Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                           (2) the Stated Principal Balance of any Mortgage Loan
                  purchased during the related Prepayment Period and the amount of any shortfall deposited in the Custodial Account in
                  connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.04 during the related Prepayment Period;
                  and

                           (3) the principal portion of all other unscheduled
                  collections (other than Principal Prepayments and amounts
                  received in connection with a Cash Liquidation or REO
                  Disposition) received during the related Prepayment Period, including, without limitation, Insurance Proceeds, Liquidation
                  Proceeds and REO Proceeds, to the extent applied by the Master
                  Servicer as recoveries of principal of the related Mortgage
                  Loan pursuant to Section 3.15;

         (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a)
the Senior Percentage for such Distribution Date times the Stated Principal
Balance of such Mortgage Loan and (b) the Senior Accelerated Distribution
Percentage for such Distribution Date times the related unscheduled collections
(including without limitation Insurance Proceeds, Liquidation Proceeds and REO
Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.15;

         (C) the Senior Accelerated Distribution Percentage for such
Distribution Date times the aggregate of all Principal Prepayments in Full and
Curtailments received in the related Prepayment Period; and

         (D) any amounts described in clauses (A), (B) and (C) of this Section
4.01 (b)(ii), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized
Losses which have been allocated to the Class B Certificates;

                           (iii) if the Certificate Principal Balances of the
                  Class B Certificates have not been reduced to zero, to the
                  Master Servicer or a Sub-Servicer, to the extent of and in reimbursement for any Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO
                  Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses,
                  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary
                  Losses;

                           (iv) to the Holders of the Class B Certificates, the
                  Accrued Certificate Interest thereon for such Distribution
                  Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (v) to the Holders of the Class B Certificates, an
                  amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B Certificates;

                           (vi) to the Class A Certificateholders (other than
                  the Class A-5 and Class A-7 Certificateholders) in the
                  priority set forth in Section 4.01(c), the portion, if any, of the Available Distribution Amount remaining after the
                  foregoing distributions, applied to reduce the Certificate
                  Principal Balances of such Class A Certificates, but in no event more than the sum of the outstanding Certificate
                  Principal Balances of the Class A Certificates (other than the
                  Class A-5 and Class A-7 Certificates) and thereafter applied to reduce the Certificate Principal Balance of the Class B
                  Certificates, but in no event more than the outstanding
                  Certificate Principal Balance of the Class B Certificates; and

                           (vii) to the Class R Certificateholders, the balance,
                  if any, of the Available Distribution Amount.

         (c) Distributions of principal on the Class A Certificates (other than the Class A-5 and Class A-7 Certificates) on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                  (i) first, to the Class A-1 Certificates and Class A-6
         Certificates, with the amount to be distributed allocated as between such classes on a pro rata basis, until the Certificate Principal
         Balance of each such Class has been reduced to zero;

                  (ii) second, to the Class A-2 Certificates, until the
         Certificate Principal Balance thereof has been reduced to zero;

                  (iii) third, to the Class A-3 Certificates, until the
         Certificate Principal Balance thereof has been reduced to zero; and

                  (iv) fourth, to the Class A-4 Certificates, until the
         Certificate Principal Balance thereof has been reduced to zero.

         (d) On each Distribution Date occurring on or after the Credit Support
Depletion Date, all priorities relating to sequential distributions in respect of principal among the various classes of Senior Certificates will be disregarded, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances; provided, that the aggregate amount distributable to the Class A-1, Class A-5 and Class A-6 Certificates (the
"Tiered Certificates") in respect of Accrued Certificate Interest thereon and in respect of their pro rata portion of the Senior Principal Distribution Amount shall be distributed among the Tiered Certificates in the amounts and priority as follows: first, to the Class A-1 Certificates and the Class A-5 Certificates,
up to an amount equal to, and pro rata based on, the Accrued Certificate
Interest thereon; second to the Class A-1 Certificates, up to an amount equal to the Optimal Principal Distribution Amount thereof, in reduction of the
Certificate Principal Balances thereof; third to the Class A-6 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth to the Class A-6 Certificates the remainder of the amount so distributable among the Tiered Certificates.

         (e) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

         SECTION 4.02 Statements to Certificateholders.

         On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Depositor and the
Master Servicer a statement as to such distribution setting forth the following information as to each Class of Certificates to the extent applicable:

                  (i) (a) the amount of such distribution to the
         Certificateholders of such Class applied to reduce the Certificate
         Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (ii) the total cash flows received and the general sources thereof;

                  (iii) the applicable record dates, accrual periods,
         determination dates for calculating distributions and general distribution dates;

                  (iv) the amount of such distribution to the Holders of such
         Class allocable to interest

                  (v) [the amount of any net swap payment payable to the
         Derivative Administrator, any Net Swap Payment payable to the Swap
         Provider, any swap termination payment payable to the derivative administrator and any Swap Termination Payment payable to the Swap
         Provider;]

                  (vi) if the distribution to the Certificateholders of such
         Class is less than the full amount that would be distributable to such
         Certificateholders if there were sufficient funds available therefor, the amount of the shortfall;

                  (vii) the amount of any Advance by the Master Servicer
         pursuant to Section 4.04 (including the general purpose of such
         Advance), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursement;

                  (viii) the number and aggregate Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                  (ix) the aggregate Certificate Principal Balance of each Class of Certificates, after giving effect to the amounts distributed on such
         Distribution Date, separately identifying any reduction thereof due to
         Realized Losses other than pursuant to an actual distribution of principal;

                  (x) the related Subordinate Principal Distribution Amount;

                  (xi) the related amount of Servicing Fees paid to or retained by the Master Servicer;

                  (xii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of
         Mortgage Loans that are delinquent (A) one month, (B) two months and
         (C) three months, and the number and aggregate principal balance of
         Mortgage Loans that are in foreclosure;

                  (xiii) the number, aggregate principal balance and book value of any REO Properties;

                  (xiv) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xv) the Special Hazard Amount, Fraud Loss Amount and
         Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xvi) the Pass-Through Rate on the Class A-7 Certificates for
         such Distribution Date;

                  (xvii) the occurrence of the Credit Support Depletion Date;

                  (xviii) the Senior Accelerated Distribution Percentage
         applicable to such distribution;

                  (xix) the Senior and Class B Percentages for such Distribution
         Date;

                  (xx) the aggregate amount of Realized Losses allocated to the
         Certificates on such Distribution Date;

                  (xxi) the aggregate amount of any recoveries on previously foreclosed loans from the Seller due to a breach of representation or warranty;

                  (xxii) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

                  (xxiii) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term;
         and [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide];

                  (xxiv) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any
         Mortgage Loans added to the Trust Fund;

                  (xxv) the weighted average remaining term to maturity of the
         Mortgage Loans after giving effect to the amounts distributed on such
         Distribution Date; and

                  (xxvi) the weighted average Mortgage Rates of the Mortgage
         Loans after giving effect to the amounts distributed on such
         Distribution Date.

         In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall also be expressed as a dollar amount per Single
Certificate. Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a
Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         SECTION 4.03 Remittance Reports; Advances by the Master Servicer.

         (a) By 11:00 A.M. New York time the Business Day following each
Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the
"Determination Date Report"), by telecopy or in a mutually agreeable electronic format. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the
Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in written specifications or guidelines issued by the
Trustee from time to time. Not later than 2:00 P.M. New York time on the
Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the
Master Servicer a statement (the information in such statement to be made available to Certificateholders or the Depositor by the Master Servicer on
request) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the
Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01 (a); and (iii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

         (b) Not later than 2:00 P.M. New York time on the Certificate Account
Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to be net of the related Servicing Fee Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding
Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date, provided that following the reduction of the Certificate Principal Balances of the Class B Certificates to zero no Advance shall be made if it would be a
Nonrecoverable Advance. On or before 3:00 P.M. New York time on each Certificate
Account Deposit Date, the Master Servicer shall either (i) deposit in the
Certificate Account from its own funds, or funds received therefor from the
Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such
Advance, or (iii) make advances in the form of any combination of (i) and (ii)
aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Custodial Account on or before 12: 00 P.M. New York time on any future
Certificate Account Deposit Date to the extent that funds attributable to the
Mortgage Loans that are available in the Custodial Account for deposit in the
Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution
Date. The amount of any reimbursement pursuant to Section 4.01(b)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on the Mortgage Loans pursuant to Section 3.11. The determination by the Master
Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee. The
Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

         (c) In the event that the Master Servicer determines on the Certificate
Account Deposit Date that it will be unable to deposit in the Certificate
Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New
York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. If the Master Servicer shall have determined that it is not obligated to make the entire Advance because all or a lesser portion of such Advance would not be recoverable from Insurance Proceeds, Liquidation
Proceeds or otherwise, the Master Servicer shall promptly deliver to the Trustee for the benefit of the Certificateholders an Officer's Certificate setting forth the reasons for the Master Servicer's determination. Not later than 5:00 P.M.,
New York time, on the Certificate Account Deposit Date, unless by such time the
Master Servicer shall have directly or indirectly deposited in the Certificate
Account the entire amount of the Advances required to be made for the related
Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the
Master Servicer hereunder, including the obligation to deposit in the
Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         SECTION 4.04 Allocation of Realized Losses.

         Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash
Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate by the Master Servicer. Realized
Losses shall be allocated among the various Classes of Certificates as determined by the Trustee in accordance with the following provisions. All
Realized Losses, other than Excess Special Hazard Losses, Excess Bankruptcy
Losses, Excess Fraud Losses or Extraordinary Losses shall be allocated as follows: first, to the Class B Certificates until the Certificate Principal
Balance thereof has been reduced to zero; and second, among all the Class A
Certificates as described below. Any Excess Special Hazard Losses, Excess
Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Mortgage
Loans will be allocated among the Class A and Class B Certificates on a pro rata basis, as described below. As used herein, an allocation of a Realized Loss on a
"pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, without priority among the various Classes so specified, to each such Class of Certificates on the basis of the then outstanding Certificate Principal Balances thereof in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an interest portion of a Realized Loss. Allocations of Realized
Losses which are Default Losses to the Class A Certificates will be made on a pro rata basis, based on their then outstanding Certificate Principal Balances, or the Accrued Certificate Interest thereon, as applicable, between the Class
A-1, Class A-5 and Class A-6 Certificates, on the one hand, and the Class A-2,
Class A-3, Class A-4 and Variable Strip Certificates, on the other. Any such
Realized Losses so allocated to the Class A-1, Class A-5 and Class A-6
Certificates will be allocated first to the Class A-6 Certificates until the
Certificate Principal Balance thereof or the Accrued Certificate Interest thereon, as appropriate, is reduced to zero and then to the Class A-1 and Class
A-5 Certificates on a pro rata basis. Any allocation of the principal portion of
Realized Losses (other than Debt Service Reductions) to a Class A Certificate shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred at the close of business on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B
Certificates, shall be made by operation of the definition of "Certificate
Principal Balance" and by operation of the provisions of Section 4.01(b).
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01(b) or 4.01(d), as applicable. Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01(b) or 4.01(d), as applicable. All Realized Losses and all other losses allocated to a Class of Certificates under this Section
4.04 will be allocated among the Certificates of such Class in proportion to the
Percentage Interests evidenced thereby.

         SECTION 4.05 Information Reports to be Filed by the Master Servicer.

         The Master Servicer or the Sub-Servicers shall file the information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections
6050H, 6050J and 6050P of the Code.

         SECTION 4.06 Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to
Certificateholders of interest or original issue discount on the Mortgage Loans, and payments of interest or discount on amounts invested by the Trustee as agent for Certificateholders pursuant to an election made under Section 4.01 hereof, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

         SECTION 4.07 Rule 17g-5 Compliance.

        (a)                                The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO Certification in the form of Exhibit P, make available on its Rule 17g-5 Website solely to the Depositor, the Rating Agencies and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to [__________], specifically with a subject reference of “[_______]” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial;

(i)           any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections [____] of this Agreement, as well as reports prepared in accordance with Sections [3.19, 3.20 and [___]] (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the [_________]’s website);

(ii)           any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)                      a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website.  Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day.  The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be.  The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website.  Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed.  The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer.  The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information.  The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to the Rating Agencies or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “[_________]” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)           Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

         SECTION 4.08 Rule 15Ga-1 Compliance.

         (a)                                To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee.  To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

          (b)                                In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

          (c)                                To the extent in its possession, the Trustee shall provide the Depositor with any applicable information required under Rule 15Ga-1 of the Exchange Act (the “Rule 15Ga-1 Information”) with respect to a Demand in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1.  The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form ABS-15G.  For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form ABS-15G. Other than with respect to the obligations of the Trustee in this Section 4.08, the Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor pursuant to Rule 15Ga-1 of the Exchange Act.

ARTICLE V

THE CERTIFICATES

         SECTION 5.01 The Certificates.

         The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2 and B. The Certificates will be issuable in registered form only. The Class A Certificates, other than the Class A-5 and
Class A-7 Certificates, shall be issuable in minimum dollar denominations of
$1,000 and integral multiples of $1 in excess thereof, except that one
Certificate of each Class of Class A Certificates may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate
Certificate Principal Balance of such Class. The Class B Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Certificate Principal Balance of such Class. The Class A-5 and
Class A-7 Certificates shall be issuable in minimum Notional Amounts of $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in an amount such that the denomination of such
Certificate and the aggregate denomination of all other outstanding Certificates of such Class together equal the aggregate Notional Amount of such Class. The
Class R Certificates will each be issuable in minimum denominations of any
Percentage Interest representing 20% and integral multiples of 0.01% in excess thereof, provided, however, that one Class R Certificate may be issued to the
"tax matters person" pursuant to Article X, in a minimum denomination representing a Percentage Interest of not less than 0.01%.

         Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the
Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such
Certificates. No Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any
Certificate shall be conclusive evidence, and the only evidence, that such
Certificate has been duly authenticated and delivered hereunder. All
Certificates issued on the Closing Date shall be dated the Closing Date and any
Certificates delivered thereafter shall be dated the date of their authentication.

         SECTION 5.02 Registration of Transfer and Exchange of Certificates.

         The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         No transfer, sale, pledge or other disposition of a Class B or a Class
R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a
Class B or Class R Certificate is to be made (i) the Depositor may direct the
Trustee to require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the
Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and
(ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer.
Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         The Trustee shall require a written Opinion of Counsel from a prospective transferee prior to the transfer of any Class B or Class R
Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended
("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Depositor and the Trustee or the Certificate Registrar that such disposition will not violate the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code. Neither the Depositor, the
Master Servicer nor the Trustee will be required to obtain such Opinion of
Counsel on behalf of any prospective transferee. In the case of any transfer of the foregoing Certificates to an insurance company, in lieu of such Opinion of
Counsel, the Trustee shall require a certification in the form of Exhibit G-5 hereto substantially to the effect that all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan (as defined above). The permission of any transfer in violation of the restriction on transfer set forth in this paragraph shall not constitute a default or an Event of Default.

                  (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a
         Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any
         Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (A) Each Person holding or acquiring any Ownership Interest in a Class
R Certificate shall be a Permitted Transferee and shall promptly notify the
Trustee of any change or impending change in its status as a Permitted
Transferee.

         (B) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the transfer of any Class R Certificate until its receipt of (1) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-3) from the proposed Transferee, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership
Interest in a Class R Certificate, it will endeavor to remain a Permitted
Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (11) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer and the Trustee representing and warranting, among other things, that no purpose of the proposed
Transfer is to impede the assessment or collection of tax.

         (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the
Trustee assigned to this transaction has actual knowledge that the proposed
Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest
in a Class R Certificate to such proposed Transferee shall be effected.

         (D) Each Person holding or acquiring any Ownership Interest in a Class
R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit
G-4.

         (E) Each Person holding or acquiring an Ownership Interest in a Class R
Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass- through interest holder"
within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A)
immediately upon acquiring an Ownership Interest in a Class R Certificate, if it
is "a pass-through interest holder", or is holding an Ownership Interest in a
Class R Certificate on behalf of a "pass-through interest holder."

                  (ii) The Trustee will register the Transfer of any Class R
         Certificate only if it shall have received the Transfer Affidavit and
         Agreement in the form attached hereto as Exhibit G-3, a certificate of the holder requesting such transfer in the form attached hereto as
         Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.
         Transfers of the Class R Certificates to Non-United States Persons and
         Disqualified Organizations are prohibited.

                  (iii) (a) if any Disqualified Organization shall become a
         holder of a Class R Certificate, then the last preceding Permitted
         Transferee shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a
         Non-United States Person shall become a holder of a Class R
         Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such
         Transfer of such Class R Certificate. If a transfer of a Class R
         Certificate is disregarded pursuant to the provisions of Treasury
         Regulations Section 1.860E-1 or Section 1.86OG-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as holder thereof retroactive to the date of registration of such Transfer of such Class
         R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this
         Agreement.

                  (b) If any purported Transferee shall become a holder of a
         Class R Certificate in violation of the restrictions in this Section
         5.02 and to the extent that the retroactive restoration of the rights of the holder of such Class R Certificate as described in clause
         (iii)(a) above shall be invalid, illegal or unenforceable, then the
         Trustee shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the
         Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the
         Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(b) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any
         Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (iv) The Trustee shall make available to the Internal Revenue
         Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any
         Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.86OD-l(b)(5) and 1.860E
         2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an
         Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The
         Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and
         (B) of this paragraph for providing such information.

         Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate initial Certificate Principal Balance. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to
Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate initial Certificate Principal Balance, upon surrender of the
Certificates to be exchanged at the office of the Certificate Registrar.
Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the
Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

         SECTION 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee and the
Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new
Certificate of the same Class and initial Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.04 Persons Deemed Owners.

         The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

ARTICLE VI

THE DEPOSITOR AND THE MASTER SERVICER

         SECTION 6.01 Liability of the Depositor and the Master Servicer.

         The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Master Servicer herein.

         SECTION 6.02 Merger, Consolidation or Conversion of the Depositor or
the Master Servicer.

         The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement; and provided further that the Rating Agencies' ratings of the Class A Certificates immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating
Agencies).

         Any Person into which the Depositor or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master
Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving
Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for FNMA or FHLMC.

         SECTION 6.03 Limitation on Liability of the Depositor, the Master
Servicer and Others.

         Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the
Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the
Depositor or the Master Servicer shall be indemnified and held harmless by the
Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this
Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the
Master Servicer shall be entitled to be reimbursed therefor from the Certificate
Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate
Account.

         SECTION 6.04 Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee and upon receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the Master Servicer to be evidenced by an Opinion of Counsel (at the expense of the resigning Master
Servicer) to such effect delivered to the Trustee). No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

ARTICLE VII

DEFAULT

         SECTION 7.01 Events of Default.

         "Event of Default", wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an
         Advance) required to be made under the terms of the Certificates or this Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the
         Depositor (with a copy to the Trustee) or the Trustee, or to the Master
         Servicer, the Depositor and the Trustee by the Holders of Certificates
         entitled to at least 25% of the Voting Rights; or

                  (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the
         Certificates or in this Agreement (including any breach of the Master
         Servicer's representations and warranties pursuant to Section 2.03(a)
         which materially and adversely affects the interests of the
         Certificateholders) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the
         Master Servicer, the Depositor and the Trustee by the Holders of
         Certificates entitled to at least 25% of the Voting Rights; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                  (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Master Servicer shall fail to deposit in the
         Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance.

         If the Master Servicer shall fail to make any deposit in the
Certificate Account as required by Section 4.01, the Trustee shall give the
Master Servicer notice pursuant to clause (i) not later than the Business Day following the Certificate Account Deposit Date. If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the
Depositor or the Trustee may, and at the direction of the Holders of
Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust
Fund, other than its rights as a Certificateholder hereunder and the Depositor, terminate all of the rights and obligations of the Master Servicer under this
Agreement and in and to the Trust Fund, other than its rights as a
Certificateholder hereunder. If an Event of Default described in clause (vi)
hereof shall occur, the Trustee shall, by notice to the Master Servicer and the
Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a
Certificateholder hereunder. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this
Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or other wise, shall pass to and be vested in the
Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the
Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instru ments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the
Trust Fund or this Agreement.

         [Notwithstanding any termination of the activities of [Name of Master
Servicer] in its capacity as Master Servicer hereunder, [Name of Master
Servicer] shall be entitled to receive, out of any Late Collection of a Monthly
Payment on a Mortgage Loan which was due prior to the notice terminating [Name of Master Servicer]'s rights and obligations as Master Servicer hereunder and received after such notice, that portion to which [Name of Master Servicer]
would have been entitled pursuant to Sections 3.11 (ii), (iii), (iv), (v) and
(viii) and Section 4. 01 (b)(iii) as well as the portion of its related
Servicing Fee in respect thereof, and any other amounts payable to [Name of
Master Servicer] hereunder the entitlement to which arose prior to the termination of its activities hereunder.]

         When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Rating Agencies through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default.

         SECTION 7.02 Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as
Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made
(except for the responsibilities, duties and liabilities contained in Section
2.03 and its obligations to deposit amounts in respect of losses incurred prior to the date of succession pursuant to Section 3.12 and 4.01(e)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the
Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if
the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the
Voting Rights so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any FNMA-or FHLMC approved mortgage servicing institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.
Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession; provided, however, that such succession shall not reduce the ratings of the Certificates below the original ratings thereof.

         Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder the Insurance
Policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Sections 3.13 and 3.18.

         SECTION 7.03 Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the
Master Servicer, the Trustee shall give prompt notice thereof to
Certificateholders.

         (b) Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of
Default shall have been cured or waived.

         SECTION 7.04 Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights of
Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section
7.01(vi); provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of
Default by the Holders representing the requisite percentage of Voting Rights of
Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

         SECTION 8.01 Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this
Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the
Trustee shall take action as it deems appropriate to have the instrument corrected.

         The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

         The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust
Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
         Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
         Trustee, under this Agreement.

         SECTION 8.02 Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 8.01:

         (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the
Certificateholders, pursuant to the provisions of this Agreement, unless such
Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this
Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least
25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the
Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the
Master Servicer or, if paid by the Trustee, shall be repaid by the Master
Servicer upon demand; and

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         SECTION 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the state ments of the Depositor or the Master
Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any
Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage
Loans or deposited in or withdrawn from the Custodial Account or the Certificate
Account or any other account by or on behalf of the Depositor or the Master
Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 4.01.

         SECTION 8.04 Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         SECTION 8.05 Payment of Trustee's Fees.

         The Trustee shall withdraw from the Certificate Account on each
Distribution Date and pay to itself the Trustee's Fee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or "unanticipated out-of-pocket" expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Trustee) in connection with the acceptance or administration of its trusts hereunder or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder all such amounts shall be payable from funds in the Custodial Account as provided in Section 3.11. The provisions of this Section 8.05 shall survive the termination of this Agreement.

         The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any loss, liability or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of its duties hereunder.

         SECTION 8.06 Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.
The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and its affiliates or the
Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         SECTION 8.07 Resignation and Removal of the Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the
Certificateholders and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the
Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agency in respect of mortgage pass-through certificates having a rating equal to the then current rating on the
Certificates, then the Depositor may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

         The Holders of Certificates entitled to at least 51% of the Voting
Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

         SECTION 8.08 Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the prede cessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the
Master Servicer.  The successor trustee shall notify the Rating Agencies through the Rule 17g-5 Information Provider and the Master Servicer of any change of Trustee.

         SECTION 8.09 Merger or Consolidation of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.10 Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the
Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the
Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust
Fund, or any part thereof, and, subject to the other provisions of this Section
8. 10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8. 10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 8.11 Commission Reporting.

         (a) (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the
Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report
on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such
Distribution Date and detailing all data elements specified in Item 1121(a) of
Regulation AB as part of the monthly statement; provided that the Trustee shall have received no later than 2 days prior to the date such Distribution Report on
Form 10-D is required to be provided to the Trustee as described in clause
(a)(iv) below, the following information:

         (A) Notice of any material modifications, extensions or waivers to
Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time from the Master Servicer;

         (B) Notice of any new issuance of asset-backed securities backed by the same asset pool, any pool asset changes, such as Mortgage Loan substitutions and repurchases, and cash flows available for future purchases, if applicable from the Seller;

         (C) A brief description of any legal proceedings pending, including proceedings known to be contemplated by governmental authorities, against the
Depositor, Seller and the Master Servicer or of which any property of the foregoing is the subject, that is material to Certificateholders from each of the Depositor, Seller and the Master Servicer if applicable;

         (D) The information required by Item 2 of Part II of Form 10-Q regarding any sale of securities that are either backed by the same asset pool or are otherwise issued by the issuer, regardless of whether the transaction was registered under the Securities Act of 1933 during the period covered by the report, from the Seller;

         (E) The information required by Item 3 of Part II of Form 10-Q with respect to defaults upon the senior securities during the period covered by the report, from the Seller;

         (F) Any information required to be disclosed in a report on Form 8-K during the period covered by the report on the Form 10-D, but not reported, whether or not otherwise required by the Form 10-D from the Seller and the
Master Servicer; and

         (G) Any exhibits to the Form 10-D from the Seller.

         (ii) The Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust, signed by the Master Servicer, at the direction and expense of the Depositor, provided, that, the Depositor, the Seller or the
Master Servicer shall have timely notified the Trustee of an item reportable on a Current Report on Form 8-K and shall have delivered to the Trustee no later than one Business Days prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided to the Trustee as described in clause (a)(iv) below or filed with such Current Report with respect to:

         (A) Any entry into a material definitive agreement, any termination of a material definitive agreement and any bankruptcy or receivership of the
Depositor, the Seller or the Master Servicer (including any servicer that does not sign the pooling and servicing agreement and any subservicer that signs a subservicing agreement) from the Depositor, the Seller or the Master Servicer as applicable;

         (B) Any material modification to the rights of Certificateholders, amendments of the articles of incorporation or bylaws or a change of the fiscal year of any transaction party from each of the Depositor, the Seller or the
Master Servicer as applicable; and

         (C) Any Securities Act update provided by the Seller.

         (iii) Prior to January 30 in each year commencing in 2007, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) March 15, 2007 and
(y) unless and until a Form 15 Suspension Notice shall have been filed, prior to
March 15 of each year thereafter, the Master Servicer shall provide the Trustee with an Annual Compliance Statement, together with a copy of the Assessment of
Compliance and Attestation Report to be delivered by the Master Servicer pursuant to Sections 3.13 and 3.14. Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Trustee shall, subject to subsection (d) below, file a Form
10-K, in substance conforming to industry standards, with respect to the Trust
Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation
Report, Annual Compliance Statements and other documentation provided by the
Master Servicer pursuant to Sections 3.16 and 3.17 and a certification in the form attached hereto as Exhibit K (the "Depositor Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization.
The Depositor, Seller and the Master Servicer shall provide the Trustee with the following information, as applicable, no later than March 1 of each calendar year prior to the filing deadline for the Form 10-K and required to be provided to the Trustee as described in clause (a)(iv) below:

         (A) Any exhibits or financial statement schedules required by Item 15 of Form 10-K from each of the Depositor, Seller and the Master Servicer;

         (B) A description of any legal proceedings pending, including proceedings known to be contemplated by governmental authorities, against the
Depositor, Seller and the Master Servicer or of which any property of the foregoing is the subject, that is material to Certificateholders from each of the Depositor, Seller and the Master Servicer if applicable;

         (D) A description of any affiliations between the transaction parties pursuant to Item 1119 of Regulation AB from the Seller; and

         (E) The Assessment of Compliance, Attestation Report, Annual Compliance
Statements and other documentation provided by the Master Servicer pursuant to
Sections 3.19 and 3.20. (iv) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Trustee's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit __ as the responsible party for providing that information, if other than the Trustee, as and when required as described above. Each of the Master Servicer, Seller and Depositor hereby agree to notify and provide to the Trustee all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit __ as the responsible party for providing that information.
[The Swap Provider will be obligated pursuant to the Swap Agreement to provide to the Trustee any information that may be required to be included in any Form
10-D, Form 8-K or Form 10-K. The Trustee shall be responsible for determining the significance percentage (as defined in Item 1115 of Regulation AB) of the
Swap Provider at any time. The Master Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of
Regulation AB.]

         (v) The Depositor hereby grants to the Master Servicer a limited power of attorney to sign each Form 10-D, Form 8-K and Form 10-K on behalf of the
Depositor. Such power of attorney shall continue until either the earlier of (x)
receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (y) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The
Trustee shall have no responsibility to file any items other than those specified in this Section 8.11; provided, however, the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the
Trust Fund as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the
Trustee under the Exchange Act shall be sent to: the Depositor c/o
[_____________________________]. Fees and expenses incurred by the Trustee in connection with this Section 8.11 shall not be reimbursable from the Trust Fund.

         (b) Not later than 15 calendar days before the date on which the
Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the
Trustee shall sign a certification in the form attached hereto as Exhibit L (the
"Trustee Certification") for the benefit of the Depositor and its officers, directors and affiliates regarding certain aspects of items 1 through 3 of the
Depositor Certification. In addition, the Trustee shall, subject to the provisions of Section 8.01 and 8.02 hereof, indemnify and hold harmless the
Depositor and each Person, if any, who "controls" the Depositor within the meaning of the Securities Act and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this
Section 8.11 or any inaccuracy made in the Trustee Certification. If the indemnification provided for in this Section 8.11(b) is unavailable or insufficient to hold harmless such Persons, then the Trustee shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other. The Trustee acknowledges that the Depositor is relying on the
Trustee's performance of its obligations under this Section 8.11 in order to perform its obligations under Section 8.11(a) above.

         (c) Not later than 15 calendar days before the date on which the
Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the
Master Servicer will deliver to the Depositor and the Trustee an Officer's
Certificate for the prior calendar year in substantially the form of Exhibit M to this Agreement. The Master Servicer agrees to indemnify and hold harmless the
Depositor, the Trustee and each Person, if any, who "controls" the Depositor or the Trustee within the meaning of the Securities Act and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Master
Servicer to deliver or caused to be delivered when required any Officer's
Certificate pursuant to this Section 8.11(c), or (ii) any material misstatement or omission contained in any Officer's Certificate provided pursuant to this
Section 8.11(c). If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 8.11(c) by such Servicer is unavailable or insufficient to hold harmless such Persons, then such Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor or Trustee on the one hand and such Servicer on the other. Each Servicer acknowledges that the
Depositor and the Trustee are relying on the Master Servicer's performance of its obligations under this Agreement in order to perform their respective obligations under this Section 8.11. (d) .....Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Trustee to file a Form 10-K as a result of the lack of required information as set forth in
Section 8.11(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Trustee of any obligation under this Agreement.

         (e) Notwithstanding the provisions of Section 10.01, this Section 8.12 may be amended without the consent of the Certificateholders.

         (f) Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

ARTICLE IX

TERMINATION

         SECTION 9.01 Termination Upon Repurchase or Liquidation of All Mortgage
Loans.

         Subject to Section 9.02, the respective obligations and
responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to provide for and the
Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer of all Mortgage
Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan
(other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the related Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the
Master Servicer and the Trustee at the expense of the Master Servicer, (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month of repurchase), and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the
Trust Fund (or the disposition of all REO Property in respect thereof);
provided, however, that in no event shall the trust created hereby continue beyond expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11 (iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage
Files and related records to the Master Servicer.

         The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal
Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than ___% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master
Servicer upon such repurchase shall provide to the Trustee, the certification required by Section 3.16.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distri bution and cancellation, shall be given promptly by the Master Servicer by letter to the Trustee and shall be given promptly by the
Trustee to the Certificateholders mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the
Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such
Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the
Master Servicer's election to repurchase, the Master Servicer shall deposit in the Custodial Account pursuant to Section 3. 10 on the last day of the related
Prepayment Period an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the
Certificates by the Certificateholders, the Trustee shall distribute to the
Certificateholders (i) the amount otherwise distributable on such Distribution
Date, if not in connection with the Master Servicer's election to repurchase, or
(ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Class A and Class B Certificate, the outstanding
Certificate Principal Balance thereof, plus one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate
Interest, subject to the priority set forth in Section 4.01(b); and with respect to each Class R Certificate, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Class A and Class B
Certificateholders. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage
Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the
Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If, within nine months after the second notice, all of the
Certificates shall not have been surrendered for cancellation, the Class R
Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

         SECTION 9.02 Additional Termination Requirements.

         (a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Master Servicer obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust
Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on the net income derived from "prohibited transactions"
of the Trust Fund as defined in Section 86OF of the Code or (ii) cause the Trust
Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) The Trustee shall establish a 90-day liquidation period and specify the first day of such period in a statement attached to the
         Trust Fund's final Tax Return pursuant to Treasury Regulation
         (S)1.86OF-1. The Trustee shall satisfy all the requirements of a qualified liquidation under 86OF of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

                  (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Master
         Servicer shall sell all of the assets of the Trust Fund for cash; and

                  (iii) At the time of the making of the final payment on the
         Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all remaining cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

         (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

ARTICLE X

REMIC PROVISIONS

         SECTION 10.01 REMIC Administration.

         (a) The Trustee shall make an election to treat the Trust Fund as a
REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A and
Class B Certificates shall be designated as the "regular interests" and the
Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The Trustee shall not permit the creation of any
"interests" in the Trust Fund (within the meaning of Section 86OG of the Code)
other than the Regular Certificates and the Residual Certificates.

         (b) The Closing Date is hereby designated as the "startup day" of the
Trust Fund within the meaning of Section 86OG(a)(9) of the Code.

         (c) The Trustee shall hold a Class R Certificate representing a 0.01%
Percentage interest of all Class R Certificates and shall be designated as the tax matters person of the Trust Fund in the manner provided under Treasury regulations section 1.86OF-4(d) and temporary Treasury regulations section
301.6231(a)(7)-1T. The Trustee, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the
Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate, hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust
Fund. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute expenses of the Trust Fund and the Trustee shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Trustee's willful misfeasance, bad faith or negligence.

         (d) Except as provided in Section 4.05, the Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the
Trust Fund created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

         (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the
Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R
Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a
Permitted Transferee, (ii) Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the
Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing
Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the
Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

         (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the
Master Servicer shall assist it, to the extent reasonably requested by it). The
Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 86OF(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 86OG(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of
Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The
Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement
(but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in
Section 86OG(a)(3) of the Code and "permitted investments" as defined in Section
86OG(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions"
of the Trust Fund created hereunder as defined in Section 86OF(a)(2) of the
Code, on "net income from foreclosure property" of the Trust Fund as defined in
Section 86OG(c) of the Code, on any contributions to the Trust Fund after the
Startup Day therefor pursuant to Section 86OG(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from the willful misfeasance, bad faith or negligence in performance by the Trustee of any of its obligations under this
Article X, (ii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account and shall be paid by withdrawal therefrom.

         (h) On or before April 15 of each calendar year, commencing April 15,
20_, the Trustee shall deliver to the Master Servicer and each Rating Agency a
Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

         (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

         (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the Trust Fund other than in connection with any
Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel (which such Opinion of
Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 86OG(a)(3) of the Code or
"permitted investments" as defined in Section 86OG(a)(5) of the Code.

         (l) Solely for purposes of satisfying Section 1.86OG-1(a)(4)(iii) of the Treasury regulations, and based on certain assumptions described below, the
"latest possible maturity date" by which the Certificate Principal Balances of the Certificates representing a regular interest in the Trust Fund would be reduced to zero is __________ 25, 20__, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan as determined assuming that (i) scheduled interest and principal payments on the
Mortgage Loans are received in a timely manner, with no delinquencies or losses,
(ii) there are no principal prepayments, and (iii) neither the Seller nor the
Master Servicer will repurchase any Mortgage Loans.

         SECTION 10.02 Prohibited Transactions and Activities.

         Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the
Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of
Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the
Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an
Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of
Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a
REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         SECTION 10.03 Master Servicer and Trustee Indemnification.

         (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the
Depositor or the Master Servicer, as a result of the willful misfeasance, bad faith or negligence by the Trustee with respect to the Trustee's covenants set forth in this Article X.

         (b) The Master Servicer agrees to indemnify the Trust Fund, the
Depositor and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Depositor or the Trustee, as a result of a breach of the Master
Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the
Master Servicer that contain errors or omissions.

ARTICLE XI

MISCELLANEOUS PROVISIONS

         SECTION 11.01 Amendment.

         This Agreement may be amended from time to time by the Depositor, the
Master Servicer and the Trustee without the consent of any of the
Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (a) such change would not adversely affect in any material respect the interests of any
Certificateholder, as evidenced by an Opinion of Counsel, and (b) such change would not adversely affect the then-current rating of any rated class of
Certificates, as evidenced by a letter from each applicable Rating Agency, (iv)
to modify, eliminate or add to any of the provisions of the Trust Fund (a) to such extent as shall be necessary to maintain the qualification of the Trust
Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the
Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any Certificateholder, or (b) to restrict the transfer of the Class R Certificates, provided that the
Depositor has determined that the then- current ratings of the Class A
Certificates will not be adversely affected, as evidenced by a letter from each
Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the Class R Certificates to a non-Permitted
Transferee, (v) to make any other provisions with respect to matters or questions arising this Agreement which are not materially inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of
Certificates offered hereunder.

         This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of
Certificates entitled to at least 66-2/3% of the Voting Rights allocated to each
Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such
Certificate, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be entitled to
Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust
Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding. Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

         Promptly after the execution of any amendment pursuant to this Section 11.01, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, the Depositor and the Rating Agencies through the Rule 17g-5 Information Provider.  The Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.01.

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         SECTION 11.02 Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the
Master Servicer and at the expense of the Depositor on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the
Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.03 Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the
Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the
Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of
Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the
Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.04 Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.05 Notices.

         All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the
Depositor, ________________________, ____________________________________,
Attention: ____________________, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Depositor,
(b) in the case of the Trustee _____________________, Attention:
_______________________________, or such other address as may hereafter be furnished to the Master Servicer and the Depositor in writing by the Trustee and
(c) in the case of the Master Servicer, [Name of Master Servicer]
________________________, ____________________________________, Attention:
__________________________, (d) For posting by the Rule 17g-5 Information Provider:
__________________________, or such other address as may hereafter be furnished to the Depositor and the Trustee in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

         SECTION 11.06 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.07 Successors and Assigns; Third Party Beneficiary.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the
Certificateholders. The parties hereto agree that the Seller is the intended third party beneficiary of Sections 3.07, 3.10 and 3.22 hereof, and that the
Seller may enforce such provisions to the same extent as if the Seller were a party to this Agreement.

         SECTION 11.08 Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         SECTION 11.09 Notice to Rating Agencies and Certificateholder.

         The Trustee shall use its best efforts to promptly provide notice to the Rating Agency referred to below through the Rule 17g-5 Information Provider with respect to each of the following of which it has actual knowledge:

         1. Any material change or amendment to this Agreement;

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer or the
Trustee;

         4. The repurchase or substitution of Mortgage Loans pursuant to Section
2.04;

         5. The final payment to Certificateholders; and

         6. Any change in the location of the Custodial Account or the
Certificate Account.

         In addition, the Trustee shall promptly provide or make available to the Rating Agency through the Rule 17g-5 Information Provider copies of the following:

         1. Each report to Certificateholders described in Section 4.02;

         2. Each annual independent public accountants' servicing report received as described in Section 3.20; and

         3. Each Master Servicer compliance report received as described in
Section 3.19.

         In addition, the Trustee shall, at the expense of the Trust Fund, make available to the Rating Agency through the Rule 17g-5 Information Provider such information as a Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Trustee; provided, the Trustee  shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Trustee’s website.

         Any such notice pursuant to this Section 11.09 shall be in writing and sent first to the Rule 17g-5 Information Provider and then shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of [_________________________] Attention: ______________ the case of [____________________________________________________] or, in each case, such other address as such Rating Agency may designate in writing to the parties thereto.

 IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee
have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

         OPTEUM MORTGAGE ACCPETANCE CORP.,

         Depositor

         By:
            --------------------------------------

         [NAME OF MASTER SERVICER],
         Master Servicer

         By:
            --------------------------------------

         [NAME OF TRUSTEE],
         Trustee

         By:
            --------------------------------------

EXHIBIT A-1

FORM OF CLASS [A-_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

Certificate No.__	_____% Pass-Through Rate
Class A-____
Date of Pooling and Servicing	Percentage Interest:____%
Agreement and Cut-off Date:
_____________ 1, 20__
First Distribution Date:	Aggregate Initial [Certificate Principal Balance]
_____________, 20__	[Notional Amount] of the Class A-__ Certificates:
Master Servicer:	$______________
[Name of Master Servicer]	Initial [Certificate Principal Balance] [Notional Amount] of this Certificate:
Assumed Final	$______________
Distribution Date:	CUSIP:__________
__________ 25, 20__

                        MORTGAGE PASS-THROUGH CERTIFICATE
    SERIES 20__-_

         evidencing a percentage interest in the distributions allocable to the
         Class A- ___ Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four-family fixed-rate first lien mortgage loans formed and sold by OPTEUM MORTGAGE ACCEPTANCE CORPORATION

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Opteum Mortgage
Acceptance Corp, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [Name of Master Servicer], the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all
Class A-____ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed-rate first lien mortgage loans (the
"Mortgage Loans"), formed and sold by Opteum Mortgage Acceptance Corporation
(hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a
Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and [Name of Trustee], as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the
Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class
A-____Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds
(by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least
5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
[Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of [distributions allocable to principal and] any
Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Class R
Certificateholder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the
Class R Certificateholder to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the
Certificates from the Holders thereof; provided, that any such option may only be exercised if the Aggregate [Stated Principal Balance] [Notional Amount] of
the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Aggregate [Stated
Principal Balance] [Notional Amount] of the Mortgage Loans at the Cut-off Date.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   __________ __, 20__            [NAME OF TRUSTEE],
             as Trustee

          By: ____________________________________
          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-____ Certificates referred to in the within-mentioned Agreement.

          [NAME OF TRUSTEE],
             as Trustee

          By: ____________________________________
          Authorized Signatory

ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the
Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________
________________________________________________________________________________

Dated:                                                                ________________________________________
           Signature by or on behalf of assignor

                 _________________________________
                       Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

         This information is provided by __________________, the assignee named above, or ________________, as its agent.

EXHIBIT A-2
FORM OF CLASS B-_ CERTIFICATES

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR
CERTIFICATES AND THE [CLASS M CERTIFICATES] [THE CLASS B-1 CERTIFICATES] [AND
THE CLASS B-2 CERTIFICATES], AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND
LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE
TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(D) OF THE
AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE
OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE
MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. 1	_____% Pass-Through Rate
Class [B-_]	Aggregate Initial [Certificate Principal Balance]
Date of Pooling and Servicing	[Notional Amount] of the Class B-__ Certificates:
Agreement and Cut-off Date:	$______________
_____________ 1, 20__	Initial [Certificate Principal Balance] [Notional Amount] of this Certificate ("Denomination"):
First Distribution Date:	$______________
_____________, 20__	CUSIP:__________
Master Servicer:
[Name of Master Servicer]	Percentage Interest of this Certificate:
Assumed Final	100.00%
Distribution Date:
__________ 25, 20__

MORTGAGE PASS-THROUGH CERTIFICATE
SERIES 20__-_

         evidencing percentage interest in the distributions allocable to the
         Class [B-_] Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four- family fixed-rate first lien mortgage loans formed and sold by OPTEUM MORTGAGE ACCEPTANCE CORPORATION

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Opteum Mortgage
Acceptance Corp, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [Name of Master Servicer], the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other or obligation secured by or payable from payments on the Certificates.

         This certifies that ___________ is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all
Class [B-_] Certificates, both as specified above), in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Opteum Mortgage Acceptance Corp (hereinafter called the "Depositor,"
which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and [Name of Trustee], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned the
Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the
Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [B-_]
Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds
(by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least
5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
[Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of [the distributions allocable to principal and] any
Realized Losses allocable hereto.

         No transfer of this Class [B-_] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer is exempt
(describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee and transferor shall execute a representation letter in the form described by the
Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and
the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the
Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security
Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code
(the "Code") and stating, among other things, that the transferee's acquisition of a Class [B-_] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a
"Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE")
95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Class R
Certificateholder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the
Class R Certificateholder to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the
Certificates from the Holders thereof; provided, that any such option may only be exercised if the Aggregate [Stated Principal Balance] [Notional Amount] of
the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Aggregate [Stated
Principal Balance] [Notional Amount] of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   ___________ __, 20__           [NAME OF TRUSTEE],
             as Trustee

          By: ____________________________________
          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [B-_] Certificates referred to in the within-mentioned Agreement.

          [NAME OF TRUSTEE],
             as Trustee

          By: ____________________________________
          Authorized Signatory

ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the
Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________
________________________________________________________________________________

Dated:__________________________________________________________________________

    Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
for the account of _________________________________________ account number
__________________, or, if mailed by check, to ________________________________.
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.

EXHIBIT B
FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE
REPRESENTS A "RESIDUAL INTEREST" IN ONE OR MORE "REAL ESTATE MORTGAGE INVESTMENT
CONDUITS" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE
TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE
AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE
UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE
MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE
"AGREEMENT").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER
SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES,
ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY
INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE
FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION
521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE
CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY
SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN
REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED
ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR
COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL
CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR
AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE
A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO,
THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE, EACH HOLDER OF THIS
CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED
TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1                          _______% Pass-Through Rate

Class R Senior

Date of Pooling and, Servicing             Percentage Interest:  100.00%
Agreement and Cut-off Date:
______________ 1, 20__

First Distribution Date:                   Aggregate  Initial   [Certificate   Principal Balance]
______________, 20__                       Notional Amount] of the Class R Certificates:
                                                                            $_________________

Master Servicer:                           Initial   [Certificate   Principal  Balance] [Notional
[Name of Master Servicer]                  Amount] of this
             Class R Certificates:
                                                                            $_________________

Assumed Final Distribution Date:           CUSIP:
______________, 20__

MORTGAGE PASS-THROUGH CERTIFICATE
SERIES 20_-_

         evidencing a percentage interest in any distributions allocable to the
         Class R Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed-rate first lien mortgage loans formed and sold by OPTEUM MORTGAGE ACCEPTANCE CORPORATION

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Opteum Mortgage
Acceptance Corp, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [Name of Master Servicer], the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that ________________ is the registered owner of the
Percentage Interest evidenced by this Certificate stated above in certain distributions with respect to a Trust Fund, consisting primarily of a pool of one- to four-family fixed-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Opteum Mortgage Acceptance Corp (hereinafter called the
"Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the
Depositor, the Master Servicer and [Name of Trustee], as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the
Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class R
Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a
United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a
United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
[Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of [distributions allocable to principal] and any
Realized Losses allocable hereto. Notwithstanding the reduction of the
[Certificate Principal Balance] [Notional Amount] hereof to zero, this
Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         In connection with any transfer of this Certificate, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended
("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and
stating, among other things, that the transferee's acquisition of a Class R
Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan)
acting, directly or indirectly, on behalf of or purchasing any Certificate with
"plan assets" of any Plan.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an, assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein, set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Class R
Certificateholder from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the
Class R Certificateholder to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the
Certificates from the Holders thereof; provided, that any such option may only be exercised if the Aggregate [Stated Principal Balance] [Notional Amount] of
the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Aggregate [Stated
Principal Balance] [Notional Amount] of the Mortgage Loans at the Cut-off Date.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   _________ __, 20__             [NAME OF TRUSTEE],
          as Trustee

          By:_____________________________________
          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

          [NAME OF TRUSTEE],
          as Trustee

          By:_____________________________________
          Authorized Signatory

ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________________________________
_______________________________________________________________________________

Dated: _________________

          ________________________________________
            Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________
_______________________________________________________________________________
for the account of ____________________________________________________________,
account number ________________, or, if mailed by check, to ___________________
_______________________________________________________________________________

Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.

         This information is provided by the assignee named above, or as its agent.

EXHIBIT C

FORM OF TRUSTEE'S INITIAL CERTIFICATION

                    __________ __, 20__

[Name of Master Servicer]
___________________________
___________________________

         Re:      Pooling and Servicing Agreement, dated as of __________ 1,
                  20__among Opteum Mortgage Acceptance Corporation, [Name of Master
                  Servicer], and [Name of Trustee], Mortgage Pass-Through
                  Certificates Series 20__-

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and
Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage
Loan paid in full or listed on the attachment hereto) it has reviewed the
Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) base on examination by it, and only as to such documents, the information set forth in items (i), (ii), (iii) (iv) of the definition or description of "Mortgage Loan Schedule" is correct.

         The trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage
Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii)
the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the
Mortgage File delivered to the Trustee.

    Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing
Agreement.

          [NAME OF TRUSTEE]

          By:
             --------------------------------
          Name:
          Title:

EXHIBIT D

FORM OF TRUSTEE FINAL CERTIFICATION

                      __________ __, 20__

[Name of Master Servicer]
________________________
________________________

         Re:      Pooling and Servicing Agreement, dated as of __________ 1,
                  20__ among Opteum Mortgage Acceptance Corp, [Name of Master
                  Servicer], and [Name of Trustee], Mortgage Pass-Through
                  Certificates Series 20__-

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and
Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage
Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage
Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii)
the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the
Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in, the above-captioned Pooling and Servicing
Agreement.

          [NAME OF TRUSTEE]

          By:
             --------------------------------
          Name:
          Title:

EXHIBIT E

FORM OF REMITTANCE REPORT

(PROVIDED UPON REQUEST)

EXHIBIT F-1

REQUEST FOR RELEASE
(for trustee)

Loan Information
                     Name of Mortgagor:     ____________________________________

                     Master Servicer
                     Loan No.:              ____________________________________
Trustee
                     Name:                  ____________________________________

                     Address:               ____________________________________

                     Trustee
                     Mortgage File No.:     ____________________________________

REQUEST FOR REQUESTING DOCUMENTS (check one):

1.       Mortgage Loan Liquidated.
                  (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the
                  extent required pursuant to the Pooling and Servicing
                  Agreement.)

2.       Mortgage Loan in Foreclosure.

3.       Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and
         Servicing Agreement.

4.       Mortgage Loan Repurchased Pursuant to Article II of the Pooling and
         Servicing Agreement.
                  (The Master Servicer hereby certifies that the repurchase
                  price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.       Other (explain).

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         The undersigned Master Servicer hereby acknowledges that it has received from the Trustee for the Holders of Mortgage Pass-Through Certificates,
Series 20__-_, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of
__________ 1, 20__ (the "Pooling and Servicing Agreement"), among Opteum
Mortgage Acceptance Corp, [Name of Master Servicer] and the Trustee.

(_)      Promissory Note dated _________________, 20__, in the original principal sum of $__________, made by __________________, payable to, or endorsed to the order of, the Trustee.

(_)      Mortgage recorded on _________________________ as instrument no.
         ___________ in the County Recorders Office of the County of
         ______________________, State of _____________________ in
         book/reel/docket of official records at page/image _______________.

(_)      Deed of Trust recorded on ____________________ as instrument
         no._____________ in the County Recorder's Office of the County of
         ______________________, State of _____________________in
         book/reel/docket __________________ of official records at page/image
         ________________.

(_)      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         _______________ as instrument no. ______________ in the County
         Recorder's Office of the County of ________________, State of
         ___________________ in book/reel/docket ____________ of official records at page/image -----------.

(_)      Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

         (_)      _____________________________

         (_)      _____________________________

         (_)      _____________________________

         (_)      _____________________________

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

                           (1) The Master Servicer shall hold and retain
                  possession of the Documents in trust for the benefit of the
                  Trustee, solely for the purposes provided in the Agreement.

                           (2) The Master Servicer shall not cause or knowingly
                  permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of
                  attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                           (3) The Master Servicer shall return each and every
                  Document previously requested from the Mortgage File to the
                  Custodian when the need therefor no longer exists, unless the
                  Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial
                  Account and except as expressly provided in the Agreement.

                           (4) The Documents and any proceeds thereof, including
                  any proceeds of proceeds, coming into the possession or
                  control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession,
                  custody or control.

          [NAME OF MASTER SERVICER]

          By:
             -------------------------------------

          Title:
                ----------------------------------

Date: _________________, 20__

EXHIBIT F-2

REQUEST FOR RELEASE
[Mortgage Loans Paid in Full]

OFFICER'S CERTIFICATE AND TRUST RECEIPT
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 20__-_

_____________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN OFFICER
OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE,
AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND
SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:                  BORROWER'S NAME:
             -----------------------------------------
COUNTY:
        ----------------------------------------------

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS,
WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

_________ ____________                  DATED:__________________________

//       VICE PRESIDENT

//       ASSISTANT VICE PRESIDENT

EXHIBIT G-1

FORM OF INVESTOR REPRESENTATION LETTER

___________,20___

Opteum Mortgage Acceptance Corporation
[*Address]

[Name of Trustee]
__________________________
__________________________

Attention: Opteum Mortgage Acceptance Corp, Series 20__-_

         Re:      Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through
                  Certificates, Series 20__-_, Class __

Ladies and Gentlemen:

         ______________ (the "Purchaser") intends to purchase from
______________ (the "Seller") $_________ Initial Certificate Principal Balance
of Mortgage Pass-Through Certificates, Series 20__-_, Class _____ (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of _________ 1, 20__ among Opteum
Mortgage Acceptance Corp, as depositor (the "Depositor"), [Name of Master
Servicer], as master servicer and [Name of Trustee], as trustee (the "Trustee").
All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities
         Act of 1933, as amended (the "Act") or any state securities law, (b)
         the Depositor is not required to so register or qualify the
         Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the
         Certificates will bear a legend to the foregoing effect.

                  2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated
         institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
         Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a)
         promulgated pursuant to the Act.

                  4. The Purchaser has been furnished with, and has had an
         opportunity to review (a) [a copy of the Private Placement Memorandum, dated _________ __, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage Loans and the
         Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the
         Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the
         Certificates and was provided with a copy of the Private Placement
         Memorandum (the "Memorandum") relating to the original sale (the
         "Original Sale") of the Certificates by the Depositor, the Purchaser
         acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the
         Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any
         Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that
         (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any
         Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the
         Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

             Very truly yours,

             -------------------------------------
             (Purchaser)

             By:
                ----------------------------------
             Name:
                  --------------------------------
             Title:
                   -------------------------------

EXHIBIT G-2

FORM OF TRANSFEROR REPRESENTATION LETTER

______________,20____

Opteum Mortgage Acceptance Corporation
[*Address]

[Name of Trustee]
__________________________
__________________________

Attention: Opteum Mortgage Acceptance Corporation, Series 20__-_

         Re:      Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through
                  Certificates, Series 20__-_, Class __

Ladies and Gentlemen:

         In connection with the sale by ___________ (the "Seller") to ________
(the "Purchaser") of $_________ Initial Certificate Principal Balance of
Mortgage Pass-Through Certificates, Series 20__-_, Class _____ (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of __________ 1, 20__ among Opteum
Mortgage Acceptance Corporation, as depositor (the "Depositor"), [Name of Master
Servicer], as master servicer and [Name of Trustee], as trustee (the "Trustee").
The Seller hereby certifies, represents and warrants to, a covenants with, the
Depositor and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933
(the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          Very truly yours,

          ----------------------------------------
          (Seller)

          By:
             -------------------------------------
          Name:
               -----------------------------------
          Title:
                ----------------------------------

EXHIBIT G-3
FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           :ss.:
COUNTY OF                  )

         ___________________, being first duly sworn, deposes, represents and warrants:

         1. That he/she is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the
State of __________] [the United States], (the "Owner"), (record or beneficial owner of the Class R Certificates (the "Class R Certificates") on behalf of which he/she makes this affidavit and agreement). This Class R Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement") dated as of _________ 1, 20__ among Opteum Mortgage
Acceptance Corporation, as depositor, [Name of Master Servicer], as master servicer
(the "Master Servicer"), and [Name of Trustee], as trustee (the "Trustee").

         2. That the Owner (i) is not and will not be a "disqualified organization" as of _____________ [date of transfer] within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the
"Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and
(iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for Freddie Mac, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii)
that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the
Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8. The Owner's Taxpayer Identification Number is _____________________.

         9. This affidavit and agreement relates only to the Class R
Certificates held by the owner and not to any other holder of the Class R
Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

         10. That no purpose of the Owner relating to the transfer of any of the
Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the
Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R
Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the
Class R Certificates remain outstanding.

         13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, provided that with respect to any partnership or other entity treated as a partnership for
United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate or trust whose income from sources without the United States is includible in gross income for
United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         14. (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section
4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a
"Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

         (b) The Owner will provide the Trustee, the Depositor and the Master
Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the
Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the
Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of
_____________, _____.

                      [NAME OF OWNER]

          By:
             -------------------------------------
                       [Name of Officer]
                       [Title of Officer]

[Corporate Seal]

ATTEST:

- -------------------------------
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that such person executed the same as such person's free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ___________, 20___.

                          NOTARY PUBLIC

          COUNTY OF
                    ------------------------------
          STATE OF
                   -------------------------------
          My Commission expires the ____ day of
          __________ ,20___.

EXHIBIT G-4

FORM OF TRANSFEROR CERTIFICATE

______________, 20___

Opteum Mortgage Acceptance Corporation
[*Address]

[Name of Trustee]
_______________________________
_______________________________

Attention: Opteum Mortgage Acceptance Corporation, Series 20__-_

                  Re:      Opteum Mortgage Acceptance Corporation,
                           Mortgage Pass-Through Certificates,
                           Series 20__-_, Class R

Ladies and Gentlemen:

         This letter is delivered to you in connection with the sale by
________________________ (the "Seller") to
__________________________________________ (the "Purchaser") of a ____%
Percentage Interest in the Mortgage Pass-Through Certificates, Series 20__-_,
Class R (the "Certificates"), issued pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
_________ 1, 20__, among Opteum Mortgage Acceptance Corporation, as depositor (the
"Depositor"), [Name of Master Servicer], as master servicer and [Name of
Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.
The Seller hereby certifies, represents and warrants to, and covenants with, the
Depositor and the Trustee that:

         1. No purpose of the Seller relating to the sale of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the
Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-3. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by
Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith)
unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is a
Disqualified Organization, an agent of a Disqualified Organization or a
Non-United States Person.

          Very truly yours,

          -----------------------------------
          (Seller)

          By:
             --------------------------------
          Name:
               ------------------------------
          Title:
                -----------------------------

EXHIBIT G-5
FORM OF INVESTOR REPRESENTATION LETTER
FOR INSURANCE COMPANIES

EXHIBIT H

MORTGAGE LOAN SCHEDULE

(PROVIDED UPON REQUEST)

EXHIBIT I

SELLER'S WARRANTY CERTIFICATE

EXHIBIT J

FORM OF NOTICE UNDER SECTION 3.24 OF POOLING AND SERVICING AGREEMENT

___________ __, 20__

[NAME OF TRUSTEE]
___________________________
___________________________

                  Re:      Opteum Mortgage Acceptance Corporation,
                           Mortgage Pass-Through Certificates,
                           Series 20__-_

         Pursuant to Section 3.25 of the Pooling and Servicing Agreement, dated as of _________ 1, 20__, relating to the Certificates referenced above, the undersigned does hereby notify you that:

         (a) The prepayment assumption used in pricing the Certificates with respect to the Mortgage Loans in Series 20__-_ consisted of a Prepayment
Assumption (the "Prepayment Assumption") of ___% per annum.

         (b) With respect to each Class of Certificates comprising the captioned series, set forth below is (i), the first price, as a percentage of the
Certificate Principal Balance or Notional Amount of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance or Notional Amount of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate
Principal Balance or Notional Amount of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance or Notional
Amount of such Class of Certificates, (iii) if less than 10% of the aggregate
Certificate Principal Balance or Notional Amount of a Class of Certificates has
been sold, the purchase price for each such Class of Certificates paid by [Name of Underwriter] (the "Underwriter"), expressed as a percentage of the
Certificate Principal Balance or Notional Amount of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of
Certificates as of March, 2002; (2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause
(i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriter for all the Certificates purchased by it; and (5) for each
Class of Certificates, dividing the product obtained from such Class of
Certificates in clause (4) by the initial Certificate Principal Balance or
Notional Amount of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of
Certificates retained by the Depositor or an affiliate corporation, or delivered to the seller:

SERIES 20__-_

Class A: ____%

Class B: ____%

Class R: ____%

         The prices and values set forth above do not include accrued interest with respect to periods before the closing.

          OPTEUM MORTGAGE ACCEPTANCE CORPORATION

          By:
             --------------------------------
          Name:
          Title:

EXHIBIT K
FORM OF DEPOSITOR CERTIFICATION

         Re:      Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through
                  Certificates, Series 20__-_

         I, __________________________, certify that:

1.       I have reviewed this annual report on Form 10-K, and all reports on
         Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of
         Opteum Mortgage Investment Mortgage Trust [________] (the "Trust");

2.       Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my knowledge, the distribution information required to be prepared by the Trustee based upon the servicing information required to be provided by each Servicer under the Pooling and Servicing
         Agreement is included in these reports;

4.       Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing
         Agreement, and except as disclosed in the report, each Servicer has fulfilled its obligations under the Pooling and Servicing Agreement;
         and

5.       The reports disclose all significant deficiencies relating to each
         Servicer's compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform
         Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: each Servicer and the Trustee.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated [___________]
(the "Pooling and Servicing Agreement"), among Opteum Mortgage Acceptance Corporation, as depositor (the "Depositor"), [__________], as a servicer
("[__________]"),[__________], as master servicer and [__________], as trustee
(the "Trustee").

           ------------------------------------
           [Name] [Title]
           [Date]

EXHIBIT L

FORM OF TRUSTEE CERTIFICATION

         Re:      Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through
                  Certificates, Series 20__-_

         [__________] (the "Trustee") hereby certifies to Opteum Mortgage
Acceptance Corporation (the "Depositor"), and each Person, if any, who "controls" the
Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(a) The Trustee has reviewed the annual report on Form 10-K for the fiscal year
[___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the
Depositor relating to the above-referenced trust;

(b) Based on the Trustee's knowledge, and assuming the accuracy and completeness of the information supplied to the Trustee by each Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for fiscal year
[_____], prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the
Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

(c) Based on the Trustee's knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated [__________] (the
"Pooling and Servicing Agreement"), among Opteum Mortgage Acceptance Corporation, as depositor (the "Depositor"), [__________], as a servicer
("[__________]"),[__________], as master servicer and [__________], as trustee
(the "Trustee").

          [__________]
          as Trustee

          By:
             -------------------------------------
          [Name]
          [Title] [Date]

EXHIBIT M

FORM SERVICER CERTIFICATION

         Re:      Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through
                  Certificates, Series 20__-_

         I, ___________________________, a duly elected and acting officer of
[__________________] (the "Master Servicer"), certify pursuant to Section
8.11(d) of the Pooling and Servicing Agreement to the Depositor, the Trustee and
each Person, if any, who "controls" the Depositor or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the "Relevant Year"), as follows":

(a) For purposes of this Certificate, "Relevant Information" means the information in the certificate provided pursuant to Section 3.19 of the Pooling and Servicing Agreement (the "Annual Compliance Certificate") for the Relevant
Year and the information in all servicing reports required pursuant to the
Pooling and Servicing Agreement to be provided by the Servicer to the Trustee during the Relevant Year (as such information is amended or corrected in writing and delivered to the Trustee). Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant
Year;

(b) The Relevant Information required to be provided to the Trustee under the
Pooling and Servicing Agreement has been provided to the Trustee;

(c) I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required under the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants' statement provided pursuant to Section 3.20 of the Pooling and Servicing Agreement, to the
best of my knowledge, the Servicer has fulfilled its obligations under the
Pooling and Servicing Agreement throughout the Relevant Year.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated [___________]
(the "Pooling and Servicing Agreement"), among Opteum Mortgage Acceptance Corporation, as depositor (the "Depositor"), [__________], as a servicer
("[__________]"),[__________], as master servicer and [__________], as trustee
(the "Trustee").

          [____________________________________],
          as Master Servicer

          By: __________________________________
          [Name]
          [Title]

EXHIBIT N

FORM 10-D, FORM 8-K AND FORM 10-K
REPORTING RESPONSIBILITY

         As to each item described below, the entity indicated as the
Responsible Party shall be responsible for reporting the information to the
Trustee pursuant to Section 3.20(e):

Form	Item	Description	Responsible Party

10-D	1	Distribution and Pool Performance Information
ITEM 1121 - DISTRIBUTION AND POOL PERFORMANCE INFORMATION
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.	Master Servicer, Servicer
		(2) Cash flows received and the sources thereof for distributions, fees and expenses (including portfolio yield, if applicable).	Master Servicer, Servicer
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	Trustee
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	Trustee

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
Trustee
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	Trustee
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	Trustee
		(4) Beginning and ending principal balances of the asset-backed securities.	Trustee

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
Master Servicer, Servicer
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	Master Servicer, Servicer, Trustee

(7) Any amounts drawn on any credit enhancement Trustee or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
Trustee

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts. For asset-backed securities backed by leases where a portion of the securitized pool balance is attributable to residual values of the physical property underlying the leases, this information also would include turn-in rates and residual value realization rates.
Trustee
		(9) Delinquency and loss information for the period. In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	Master Servicer, Servicer

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
Master Servicer, Servicer
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Master Servicer, Servicer
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	Master Servicer, Servicer
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	Master Servicer, Servicer

(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool, any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable. Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
Depositor, Trustee
	2	Legal Proceedings
		ITEM 1117 - LEGAL PROCEEDINGS	Sponsor, Depositor, Trustee, Issuing Entity, Servicer, Originator
	3	Sales of Securities and Use of Proceeds
		INFORMATION FROM ITEM 2(A) OF PART II OF FORM 10-Q	Trustee
		DESCRIPTION OF THE RELATIVE PRIORITY OF SUCH ADDITIONAL SECURITIES TO THE SECURITIES BEING OFFERED AND RIGHTS TO THE UNDERLYING POOL ASSETS AND THEIR CASH FLOWS.	Issuing Entity
		DESCRIPTION OF THE ALLOCATION OF CASH FLOW FROM THE ASSET POOL AND ANY EXPENSES OR LOSSES AMONG THE VARIOUS SERIES OR CLASSES.	Issuing Entity
		DESCRIPTION OF THE TERMS UNDER WHICH SUCH ADDITIONAL SERIES OR CLASSES MAY BE ISSUED AND POOL ASSETS INCREASED OR CHANGED.	Issuing Entity
		DESCRIPTION OF THE TERMS OF ANY SECURITY HOLDER APPROVAL OR NOTIFICATION OF SUCH ADDITIONAL SECURITIES.	Issuing Entity

STATE WHICH PARTY HAS THE AUTHORITY TO DETERMINE WHETHER SUCH ADDITIONAL SECURITIES MAY BE ISSUED. IN ADDITION, IF THERE ARE CONDITIONS TO SUCH ADDITIONAL ISSUANCE, DISCLOSE WHETHER OR NOT THERE WILL BE AN INDEPENDENT VERIFICATION OF SUCH PERSON'S EXERCISE OF AUTHORITY OR DETERMINATIONS.
Issuing Entity
	4	Defaults Upon Senior Securities
		INFORMATION FROM ITEM 3 OF PART II OF FORM 10-Q	Master Servicer
	5	Submission of Matters to a Vote of Security Holders
		INFORMATION FROM ITEM 4 OF PART II OF FORM 10-Q	Trustee
	6	Significant Obligors of Pool Assets
		ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION*	Depositor
*THIS INFORMATION NEED ONLY BE REPORTED ON THE FORM 10-D FOR THE DISTRIBUTION PERIOD IN WHICH UPDATED INFORMATION IS REQUIRED PURSUANT TO THE ITEM.
	7	Significant Enhancement Provider Information
		ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL	Trustee
		ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL INFORMATION*	Trustee
*THIS INFORMATION NEED ONLY BE REPORTED ON THE FORM 10-D FOR THE DISTRIBUTION PERIOD IN WHICH UPDATED INFORMATION IS REQUIRED PURSUANT TO THE ITEMS.
	8	Other Information
		DISCLOSE ANY INFORMATION REQUIRED TO BE REPORTED ON FORM 8-K DURING THE PERIOD COVERED BY THE FORM 10-D BUT NOT REPORTED	The Responsible Party for the applicable Form 8-K item as indicated below
	9	Exhibits
		DISTRIBUTION REPORT	Master Servicer
		EXHIBITS REQUIRED BY ITEM 601 OF REGULATION S-K, SUCH AS MATERIAL AGREEMENTS	Trustee
8-K	1.01	Entry into a Material Definitive Agreement
		EXAMPLES: SERVICING AGREEMENTS, SWAP AGREEMENTS, CUSTODIAL AGREEMENTS	The Party that enters into the agreement
	1.02	Termination of a Material Definitive Agreement	The Party to the agreement that is terminated
	1.03	Bankruptcy or Receivership	Sponsor, Depositor, Master Servicer, Servicer, Trustee
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
		INCLUDES AN EARLY AMORTIZATION, PERFORMANCE TRIGGER OR OTHER EVENT, INCLUDING EVENT OF DEFAULT, THAT WOULD MATERIALLY ALTER THE PAYMENT PRIORITY/DISTRIBUTION OF CASH FLOWS/AMORTIZATION SCHEDULE.	Servicer, Trustee
	3.03	Material Modification to Rights of Security Holders	Trustee
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	Depositor
	5.06	Change in Shell Company Status	Depositor
	6.01	ABS Informational and Computational Material	Depositor
	6.02	Change of Servicer or Trustee	Master Servicer, Servicer, Trustee
	6.03	Change in Credit Enhancement or Other External Support
		COVERS TERMINATION OF AN ENHANCEMENT IN MANNER OTHER THAN BY ITS TERMS, THE ADDITION OF AN ENHANCEMENT, OR A MATERIAL CHANGE IN THE ENHANCEMENT PROVIDED, SUCH AS THE REPLACEMENT OF A SWAP PROVIDER.	Trustee
	6.04	Failure to Make a Required Distribution	Trustee
	6.05	Securities Act Updating Disclosure
		IF ANY MATERIAL POOL CHARACTERISTIC DIFFERS BY 5% OR MORE AT THE TIME OF ISSUANCE OF THE SECURITIES FROM THE DESCRIPTION IN THE PROSPECTUS, PROVIDE UPDATED INFORMATION.	Depositor
		IF THERE ARE ANY NEW SERVICERS OR ORIGINATORS REQUIRED TO BE DISCLOSED UNDER REGULATION AB, PROVIDE THE INFORMATION CALLED FOR IN ITEMS 1108 AND 1110 RESPECTIVELY.	Master Servicer, Depositor
	7.01	Regulation FD Disclosure	Depositor
	8.01	Other Events
		ANY EVENT, WITH RESPECT TO WHICH INFORMATION IS NOT OTHERWISE CALL FOR IN FORM 8-K, THAT THE RESPONSIBLE Master Servicer, PARTY DEEMS OF IMPORTANCE TO SECURITY HOLDERS.	Sponsor, Depositor, Master Servicer, Servicer, Trustee
	9.01	Financial Statements and Exhibits
		ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION	Depositor
		ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL INFORMATION	Trustee
		ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL INFORMATION	Trustee
		ITEM 1117 - LEGAL PROCEEDINGS	Sponsor, Depositor, Master Servicer, Servicer, Trustee
		ITEM 1119 - AFFILIATIONS	Master Servicer, Servicer, Trustee, Originator, Significant Obligor, enhancement or support provider
		TRANSACTION DOCUMENTS, SUCH AS THE POOLING AND SERVICING AGREEMENT OR INDENTURE.	Issuing Entity
10-K	1B	Unresolved Staff Comments	Depositor
	9B	Other Information
		DISCLOSE ANY INFORMATION REQUIRED TO BE REPORTED ON FORM 8-K DURING THE FOURTH QUARTER COVERED BY THE FORM 10-K BUT NOT REPORTED	The Responsible Party for the applicable Form 8-K item as indicated above
	15	Exhibits and Financial Statement Schedules
		ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION	Depositor
		ITEM 1114(B)(2) - CREDIT ENHANCEMENT PROVIDER FINANCIAL INFORMATION	Trustee
		ITEM 1115(B) - DERIVATIVE COUNTERPARTY FINANCIAL INFORMATION	Trustee
		ITEM 1122 - ASSESSMENT OF COMPLIANCE WITH SERVICING CRITERIA	Each Party participating in the servicing function
		ITEM 1123 - SERVICER COMPLIANCE STATEMENT	Master Servicer, Servicer

EXHIBIT O

Form of Section 404 Notice

NOTICE OF SALE OF OWNERSHIP OF MORTGAGE LOAN

Under federal law, borrowers are required to be notified in writing whenever ownership of a mortgage loan secured by their principal dwelling is sold, transferred or assigned (collectively, “sold”) to a new owner.  This Notice is to inform you that the prior owner of your loan has sold your loan (described below) to the new owner identified below on _________, 20__.

**NOTE: The new owner identified below is not the servicer of your loan.  The servicer (identified below) acts on behalf of the new owner to handle the ongoing administration of your loan, including the collection of mortgage payments.  Please continue to send your mortgage payments as directed by the servicer, and NOT to the new owner.  Payments sent to the new owner instead of the servicer may result in late charges on your loan and your account becoming past due.  Neither the new owner nor the servicer is responsible for late charges or other consequences of any misdirected payment.

SHOULD YOU HAVE ANY QUESTIONS REGARDING YOUR LOAN, PLEASE CONTACT THE SERVICER USING THE CONTACT INFORMATION SET FORTH BELOW.  The servicer is authorized to handle routine inquiries and requests regarding your loan and, if necessary, to inform the new owner of your request and communicate to you any decision with respect to such request. **

Please note that the sale of your loan to the new owner may also result in a change of servicer.  If this occurs, you will receive a separate notice, required under federal law, providing information regarding the new servicer.

LOAN INFORMATION
Date of Loan:
Original Amount of Loan:
Date Your Loan was Transferred to the New Owner:
Address of Mortgaged Property:

SERVICER INFORMATION
Name:                                                      [_______]
Mailing Address:                                                                [_______]
Telephone Number (Toll free): [_______]
Website:                                                                [_______]

Scope of responsibilities: The servicer is responsible for ongoing administration of your loan, including receipt of legal notices, receipt and processing of payments, resolution of payment-related issues, and response to any other inquiries you may have regarding your loan.

NEW OWNER INFORMATION

Please be advised that all questions involving the administration of your loan (including questions related to payments, deferrals, modifications or foreclosures) should be directed to the servicer at the number above and not to the new owner.  The new owner does not have access to information relating to the administration of your loan, and will not be able to most answer loan-related questions.

Name:                                                      [_______]
Mailing Address:                                                                [_______]
Telephone Number (Toll free): [_______]

Scope of responsibilities: As new owner, the above-named trust holds legal title to your loan.  The above-named trustee, on behalf of the new owner, is authorized to receive legal notices and to exercise (or cause an agent on its behalf to exercise) certain rights of ownership with respect to your loan.

The transfer of the lien associated with your loan is currently recorded, or in the future may be recorded, in the public records of the local County Recorder’s office for the county where your property is located.  If checked •, ownership of your loan is also recorded on the registry of the Mortgage Electronic Registrations System at [_________].

The rights and obligations of the new owner, and consequently its authority to respond favorably to your requests or inquiries, may be limited by the terms of one or more contracts related to the securitization of your loan.

EXHIBIT P

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

[Rule 17g-5 Information Provider]
[Address]

Attention:  Opteum Mortgage Acceptance Corporation, Mortgage Pass-Through
                  Certificates, Series 20__-_, Class __

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of ___________ 1, 20__ (the “Pooling and Servicing Agreement”), by and among Opteum Mortgage Acceptance Corporation, as Depositor, [Master Servicer], as Master Servicer, and [Trustee], as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.           The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).

2.           The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.

3.           The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the [________].

With respect to the Depositor:

1.           The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.